As filed with the U.S. Securities and Exchange Commission on April 24, 2012

Registration No. 333-152409

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5130

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 6	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 20	☒

John Hancock Life Insurance Company (U.S.A.) Separate Account N

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2012

for interests in

Separate Account N

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Holdings
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Global Diversification
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
U.S. Equity
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

In your application for the policy you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” The Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue (see “Distribution of policies”).

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any Surrender fee that applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”). If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a Replacement fee deducted from the net cash surrender value.

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Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account N (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

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Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If

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the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made (unless your policy is a “modified endowment contract”), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you transfer policy value between investment accounts or upon a section 1035 Exchange or replacement of your policy. The table also describes the deferred premium charge. The deferred premium charge is calculated at the end of every policy year in which premiums are paid. The premium charge is then assessed monthly over ten policy years in 120 equal monthly amounts. A portion of the deferred premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum deferred premium charge	Upon making a premium payment (charge deducted monthly over a ten year period beginning in the policy year following the premium payment)(1)	0.13% monthly for ten policy years for each premium payment
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)
Replacement fee(3)	Upon a policy replacement or section 1035 exchange for the first ten policy years
Minimum charge		$3.37 per $1,000 of Total Face Amount
Maximum charge		$37.69 per $1,000 of Total Face Amount
Charge for representative insured person		$12.60 per $1,000 of Total Face Amount
Surrender fee(4)	Upon a withdrawal or surrender of the policy (if such surrender is not subject to a Replacement fee) during the first 7 policy years
Minimum charge		$1.05 per $1,000 of Total Face Amount
Maximum charge		$14.63 per $1,000 of Total Face Amount
Charge for representative insured person		$2.88 per $1,000 of Total Face Amount
(1)	At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then deducted monthly over ten policy years in 120 equal monthly amounts beginning in the policy year following the premium payment.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
(3)	A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which the replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and amounts of Base Face Amount and Supplemental Face Amount elected at issue. The maximum rate shown in the table
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is for a 70 year old male with all Base Face Amount. The minimum rate shown in the table is for a 20 year old female with 10% Base Face Amount and 90% Supplemental Face Amount. The representative insured person referred to in the table is for a 45 year old male with 50% Base Face Amount and 50% Supplemental Face Amount.
(4)	This fee is applicable only to policies issued with the Surrender Fee Endorsement, which we may also refer to as the “Early Termination Fee Endorsement.” The fee deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the fee is applied or the Calculation Limit shown in your policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The minimum rate shown in the table is for a 20 year old female; the maximum rate is for a 90 year old male; and the rate for the representative insured person referred to in the table is for a 45 year old male. The fees shown in the table are the amounts that would apply to a surrender in the first policy year of the charge period assuming the premiums that have been paid are equal to the Calculation Limit in the first policy year. See “Description of charges at the policy level - Deductions from policy value” or contact your John Hancock representative for more information about whether this fee will be applicable to your policy.

The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock USA representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR
Base Face Amount charge(2)	Monthly
Minimum charge		$0.09 per $1,000 of Base Face Amount in policy years 1-20	$0.01 per $1,000 of Base Face Amount
Maximum charge		$2.44 per $1,000 of Base Face Amount in policy years 1-20	$1.23 per $1,000 of Base Face Amount
Charge for representative insured person		$0.24 per $1,000 of Base Face Amount in policy years 1-20	$0.04 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00	$15.00
Asset-based risk charge(3)	Monthly
Maximum charge		0.14% of policy value	0.00% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	3.75%	3.75%

(1)The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The maximum guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year.

(2)This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification of the insured person and duration (policy year). The minimum guaranteed and current rates shown in the table is for a 20 year old female super preferred underwriting risk in policy year one. The maximum guaranteed and current rates shown in the table is for a 90 year old male standard smoker underwriting risk in policy year 1. The representative insured person guaranteed and current rates shown in the table is for a 45 year old male standard non-smoker underwriting risk in policy year 1.

(3)	This charge only applies to the portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. This charge is currently not imposed, but we reserve the right to do so in the policy. The maximum asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue. The maximum guaranteed charge shown in the table is for a policy with 10% Base Face Amount and 90% Supplemental Face Amount at issue. If you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be

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higher. For example, a policy with 50% Base Face Amount and 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09% of policy value. For a policy with 100% Base Face Amount and 0% Supplemental Face Amount at issue, the guaranteed charge would be 0.03% of policy value. The current charge is the same for all policies, regardless of the percentages of Base Face Amount at issue and Supplemental Face Amount at issue.

(4)3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%. The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Accelerated Benefit Rider(1)	At exercise of benefit	$150	$0
Change of Life Insured Rider	At exercise of benefit	$250	$250
Overloan Protection Rider (2)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Return of Premium Death Benefit Rider(3)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 per NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR
(1)	This charge is not currently imposed, but we reserve the right to do so in the policy.
(2)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.
(3)	The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The maximum guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred non-smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year.
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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.62%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings, Global Diversification and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2011.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index Trust B1	0.47%	0.00%	0.02%	0.00%	0.49%
Active Bond[2]	0.60%	0.00%	0.03%	0.01%	0.64%
All Cap Core	0.78%	0.00%	0.03%	0.00%	0.81%
All Cap Value	0.77%	0.00%	0.05%	0.00%	0.82%
Alpha Opportunities	0.97%	0.00%	0.05%	0.00%	1.02%
American Asset Allocation[3]	0.30%	0.60%	0.04%	0.00%	0.94%
American Blue Chip Income and Growth[3]	0.41%	0.60%	0.05%	0.00%	1.06%
American Global Growth[3]	0.53%	0.60%	0.07%	0.00%	1.20%
American Global Small Capitalization[3]	0.70%	0.60%	0.11%	0.00%	1.41%
American Growth[3]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[3]	0.27%	0.60%	0.04%	0.00%	0.91%
American High-Income Bond[3]	0.46%	0.60%	0.08%	0.00%	1.14%
American International[3]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[3]	0.73%	0.60%	0.12%	0.00%	1.45%
Blue Chip Growth	0.78%	0.00%	0.03%	0.00%	0.81%
Bond	0.57%	0.00%	0.04%	0.00%	0.61%
Capital Appreciation	0.70%	0.00%	0.04%	0.00%	0.74%
Capital Appreciation Value[2]	0.85%	0.00%	0.05%	0.03%	0.93%
Core Allocation Plus	0.91%	0.00%	0.08%	0.00%	0.99%
Core Bond	0.59%	0.00%	0.03%	0.00%	0.62%
Core Strategy[2]	0.05%	0.00%	0.02%	0.49%	0.56%
Disciplined Diversification	0.73%	0.00%	0.13%	0.00%	0.86%
Emerging Markets Value	0.95%	0.00%	0.13%	0.00%	1.08%
Equity-Income	0.78%	0.00%	0.03%	0.00%	0.81%
Financial Services	0.78%	0.00%	0.08%	0.00%	0.86%
Franklin Templeton Founding Allocation[2]	0.04%	0.00%	0.03%	0.93%	1.00%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Fundamental All Cap Core	0.68%	0.00%	0.03%	0.00%	0.71%
Fundamental Holdings[2]	0.04%	0.60%	0.02%	0.37%	1.03%
Fundamental Large Cap Value	0.69%	0.00%	0.04%	0.00%	0.73%
Fundamental Value	0.75%	0.00%	0.04%	0.00%	0.79%
Global[4]	0.81%	0.00%	0.10%	0.00%	0.91%
Global Bond	0.70%	0.00%	0.07%	0.00%	0.77%
Global Diversification[2]	0.04%	0.60%	0.03%	0.55%	1.22%
Health Sciences	1.05%	0.00%	0.08%	0.00%	1.13%
High Yield	0.67%	0.00%	0.05%	0.00%	0.72%
International Core	0.88%	0.00%	0.14%	0.00%	1.02%
International Equity Index A	0.53%	0.00%	0.05%	0.00%	0.58%
International Equity Index B1	0.54%	0.00%	0.04%	0.00%	0.58%
International Opportunities	0.89%	0.00%	0.07%	0.00%	0.96%
International Small Company	0.95%	0.00%	0.16%	0.00%	1.11%
International Value	0.80%	0.00%	0.12%	0.00%	0.92%
Investment Quality Bond	0.58%	0.00%	0.05%	0.00%	0.63%
Lifestyle Aggressive[2]	0.04%	0.00%	0.03%	0.88%	0.95%
Lifestyle Balanced[2]	0.04%	0.00%	0.02%	0.69%	0.75%
Lifestyle Conservative[2]	0.04%	0.00%	0.02%	0.65%	0.71%
Lifestyle Growth[2]	0.04%	0.00%	0.02%	0.70%	0.76%
Lifestyle Moderate[2]	0.04%	0.00%	0.02%	0.67%	0.73%
Mid Cap Index	0.47%	0.00%	0.02%	0.00%	0.49%
Mid Cap Stock	0.83%	0.00%	0.05%	0.00%	0.88%
Mid Value[2]	0.95%	0.00%	0.04%	0.02%	1.01%
Money Market B1	0.50%	0.00%	0.02%	0.00%	0.52%
Natural Resources	1.00%	0.00%	0.06%	0.00%	1.06%
PIMCO VIT All Asset[5]	0.43%	0.45%	0.00%	0.74%	1.62%
Real Estate Securities	0.70%	0.00%	0.04%	0.00%	0.74%
Real Return Bond	0.70%	0.00%	0.08%	0.00%	0.78%
Science & Technology	1.05%	0.00%	0.06%	0.00%	1.11%
Short Term Government Income	0.56%	0.00%	0.04%	0.00%	0.60%
Small Cap Growth	1.06%	0.00%	0.05%	0.00%	1.11%
Small Cap Index[2]	0.47%	0.00%	0.03%	0.05%	0.55%
Small Cap Opportunities[4]	1.00%	0.00%	0.05%	0.02%	1.07%
Small Cap Value[2]	1.05%	0.00%	0.04%	0.19%	1.28%
Small Company Value[2]	1.03%	0.00%	0.05%	0.20%	1.28%
Smaller Company Growth[4]	1.06%	0.00%	0.07%	0.00%	1.13%
Strategic Income Opportunities[2]	0.66%	0.00%	0.08%	0.04%	0.78%
Total Bond Market B1	0.47%	0.00%	0.06%	0.00%	0.53%
Total Return	0.68%	0.00%	0.05%	0.00%	0.73%
Total Stock Market Index	0.49%	0.00%	0.03%	0.00%	0.52%
Ultra Short Term Bond	0.55%	0.00%	0.09%	0.00%	0.64%
U.S. Equity	0.76%	0.00%	0.03%	0.00%	0.79%
Utilities	0.83%	0.00%	0.09%	0.00%	0.92%
Value	0.74%	0.00%	0.04%	0.00%	0.78%

1 John Hancock Variable Insurance Trust (“JHVIT”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between JHVIT and John Hancock Investment Management Services, Inc. (the “Adviser”) under which the Adviser has agreed to waive its advisory fee (or,

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if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio’s Total Annual Operating Expenses does not exceed its Total Fund Operating Expenses as shown below. A portfolio’s Total Annual Operating Expenses includes all of its operating expenses including advisory and 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2013 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the separate accounts and other persons specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net Total Fund Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Fund Operating Expenses
500 Index B	0.25%
Money Market B	0.28%
International Equity Index B	0.34%
Total Bond Market B	0.53%

2 Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the portfolio’s investment in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s Total Fund Operating Expenses. The Total Fund Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses.

3 The table reflects the combined fees of the feeder fund and the master fund. “Other Expenses” reflect the administrative service fee for the master fund which was added effective January 1, 2012.

4 The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense reimbursement. If this expense reimbursement had been reflected, the net Total Fund Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolio.

Portfolio	Total Operating Expenses
Global	0.90%
Smaller Company Growth	1.00%
Small Cap Opportunities	0.98%

5 Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed through May 1, 2013, to reduce its management fee to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses shown in the table. Acquired Fund Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. Total Fund Operating Expenses excluding interest expense of the underlying fund is 1.595%. Also, the fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, net Total Fund Operating Expenses (excluding the interest expense of the underlying funds) would be 1.525%. The Total Fund Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses. For more information, please refer to the prospectus for the portfolio.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Fundamental Holdings and Global Diversification portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

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of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

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Portfolio	Portfolio Manager	Investment Objective
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek long-term capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with prudent investment risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
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Portfolio	Portfolio Manager	Investment Objective
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target Allocation Range of Allocation
Equity Securities: 70% 65% – 75%
Fixed-Income Securities: 30% 25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.
Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of the American Funds Insurance Series. However, the portfolio is authorized to invest without limitation in other underlying funds and in other types of investments.
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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of large-capitalization companies. The portfolio considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.*
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies as well as other types of investments. Underlying funds may include other JHVIT funds and funds of American Fund Insurance Series. The portfolio is authorized to invest without limitation in other underlying funds. Under normal market conditions, the portfolio intends to invest a portion of its assets in funds that invest primarily in foreign securities or in foreign securities directly.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s: Ba through C
S&P’s: BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
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Portfolio	Portfolio Manager	Investment Objective
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: non-U.S. government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
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Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. To achieve the objective, the portfolio will be invested in equity investments that the subadviser believes will provide higher returns than the Russell 3000 Index.*
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Value Index.*

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*Wilshire 5000 Total Market Index® is a trademark of Wilshire Associates. MSCI All Country World Excluding U.S. Index is a trademark of Morgan Stanley & Co. Incorporated.Russell 1000,® Russell 2000,® Russell 3000,® Russell Midcap,® and Russell Midcap Value® are trademarks of Frank Russell Company. S&P MidCap 400,® and S&P SmallCap 600® are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 29, 2012 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $24 million to $277 billion
Russell 1000 Index — minimum of $162 million
Russell 2000 Index — maximum of $3.6 billion
Russell 3000 Index — $26 million to $505.7 billion
Russell Midcap Index — $162 million to $21.5 billion
Russell Midcap Value Index — $162 million to $21.5 billion
S&P MidCap 400 Index — $533 million to $10.1 billion
S&P SmallCap 600 Index — maximum of $2.9 billion
Wilshire 5000 Total Market Index — less than $1.2 million to $505.7 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John

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Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact subaccounts of Separate Account N, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value that may be allocated and/or transferred to all fixed accounts under your policy (and certain other policies), as described under the “Policy value - Transfers of existing policy value” section of your prospectus.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. Some of these factors include the following:

  As shown in the Fee Tables, there is a charge per $1000 of Base Face Amount. This means for the same amount of Total Face Amount, your Base Face Amount charges deducted from policy value will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount.
  However, if you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. As shown in the Fee Tables, the “maximum” guaranteed charge of 0.14% of policy value is for a policy with 90% Supplemental Face Amount at issue. A policy with 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09%; whereas a policy with 100% Base Face Amount at issue would have a guaranteed charge of 0.03%. Please see the Fee Tables for a description of the guaranteed and current asset-based risk charges in all policy years. The asset-based risk charge percentages assessed on a current basis may be the same for both Base Face Amount and Supplemental Face Amount.
  Also, after the insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate. If your priority is to maximize the death benefit when the insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.
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The charges applied to Base Face Amount will tend to result in lower cash value accumulation, or alternatively higher premium payments, for the same amount of death benefit compared to Supplemental Face Amount coverage. However, if the Company should increase the asset-based risk charges under your policy to the maximum limits, the higher guaranteed asset-based risk charge resulting from a higher amount of Supplemental Face Amount at issue could increase the policy’s risk of lapse, requiring additional premium payments. You should also consider that the amount of compensation paid to the selling broker-dealer will be higher if you elect greater proportions of Base Face Amount coverage at issue.

Ultimately, individual needs and objectives vary. You should discuss your individual needs with your registered representative.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

At and after the policy anniversary nearest the insured person’s 121st birthday, the following will occur:

  We will stop any monthly deduction charges.
  We will stop accepting any premium payments.
  We will no longer process withdrawals.
  We will continue to credit interest to a fixed account.
  We will not allow any new loans and loan interest will continue to be charged if there is an outstanding loan.
  Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).
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Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium Rider you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Total Face Amount will be at least $100,000, the remaining Base Face Amount will be at least $50,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be

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less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications

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page of the policy. On the Allocation Date, the premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions.

Any premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

Lapse and reinstatement

Lapse

A policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

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The policy value

We allocate your premium as described under “Processing premium payments.” There are no deductions taken at the time you make a payment. However, a deferred premium charge will be calculated and included in the monthly deductions (see “Description of charges at the policy level”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.” Starting in policy year 11, we may also credit your policy value with an asset credit (see “Asset credit”).

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Asset credit

Starting in the eleventh policy year, we may credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your investment accounts on this date. The asset credit does not apply to the loan account or the fixed account. The asset credit percentage is 0.01666% per month in policy year 11 and thereafter and ceasing at attainment of age 121. We add the credit to the same investment accounts from which we take your monthly deductions. This credit is not guaranteed and we reserve the right to discontinue it at any time.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
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  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed account . Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Yearly maximum for allocations and transfers to the fixed account . Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the

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combined amount of premiums and policy value under your policy (and certain other policies) that may be allocated and/or transferred to all fixed accounts to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any excess over such limit will be allocated or transferred to your other investment accounts according to your most recent allocation instructions. Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction.

Yearly maximum for transfers to and from an investment account . Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the amount of policy value under your policy (and certain other policies) that may be transferred to or from an investment account to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction. For policies issued prior to July 27, 2010, the maximum amount you may transfer without our approval to or from any account in any policy year is $1,000,000 on a per policy basis.

Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt, and less any Surrender fee that applies (as described below). This is called your “net cash surrender value.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a replacement fee deducted from the net cash surrender value. Also, if your policy is issued with the Surrender Fee Endorsement, we will deduct a Surrender fee if you surrender your policy during the first 7 policy years, provided the surrender is not subject to a Replacement fee (see “Description of charges at the policy level — Surrender fee”). You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000. Also, if your policy is issued with the Surrender Fee Endorsement, there may be a pro-rata Surrender fee deducted from your policy value (see “Description of charges at the policy level — Surrender fee”).

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Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that

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must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from policy value

  Deferred premium charge - At the end of each policy year, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then assessed monthly over ten policy years in 120 equal monthly amounts.
  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.
  Base Face Amount charge - A monthly charge to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by duration (policy year) and by the insured person’s sex, risk classification, and issue age. We reserve the right to increase the rate and the charge period (see Fee Table).
  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the Total Face Amount, plus the death benefit payable under any Supplementary Benefit riders where charges are deducted from the Policy Value and are based on the Net Amount at Risk, as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Replacement fee - A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and the amount of Base Face Amount and Supplemental Face Amount elected at issue.
  Surrender fee - Effective July 27, 2010, we will automatically issue the Surrender Fee Endorsement with all policies described in this prospectus that we determine according to our underwriting standards present a heightened risk of early termination. These standards will be (i) designed to identify cases that expose us to potential increased costs resulting from early surrenders or withdrawals, (ii) will be uniformly applied and reasonable, and (iii) will not unfairly discriminate against any purchaser. For example, we will take into account factors such as the nature of the purchaser (individual or corporate), the size and business type of any corporate purchaser, and the purposes for which the insurance is being purchased.

If your policy is issued with the Surrender Fee Endorsement, we will assess a fee upon the surrender of your policy during the first 7 policy years (if such surrender is not subject to a Replacement fee). The charge deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the

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time the charge is applied or the Calculation Limit shown in the policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The percentage applied is dependent upon the policy year during which the transaction occurs.

For example, assume a policy owner with the Surrender Fee Endorsement requests a full surrender in policy year 5, where the Calculation Limit equals $60,000, the total premiums paid to date equals $50,000 and the applicable Surrender fee percentage for policy year 5 is 3%. The resulting Surrender fee for the full surrender will equal $1,500 (3% multiplied by the lesser of $60,000 or $50,000). No Replacement fee is assessed.

A pro-rata portion of the Surrender fee will be deducted upon a request for a withdrawal during the first 7 policy years. The pro-rata Surrender fee is equal to the Surrender fee at the time of the withdrawal multiplied by the ratio of (a) divided by (b); where (a) and (b) equal the following:

  (a) is the lesser of:

(1)	the amount of the withdrawal currently being taken, or
(2)	the excess, if any, of the sum of all premiums paid to date at the time of the withdrawal, minus the sum of all withdrawals previously taken; and

  (b) is the sum of all premiums paid to date at the time of withdrawal.

The sum of all pro-rata Surrender fees applicable to withdrawals will never exceed the amount of the Surrender fee at the time of the withdrawal. We will deduct any applicable pro-rata Surrender fee in the same manner that we deduct monthly deductions. If a Replacement fee will be deducted with respect to the surrender of this policy, any pro-rata portion of the Surrender fee which has been deducted during the first 7 policy years will be subtracted from the amount of the Replacement fee which would otherwise be deducted.

For example, assume a policy owner with the Surrender Fee Endorsement has taken a withdrawal for which we assessed a pro-rata Surrender fee of $1,000. If the policy is later replaced or exchanged after the Surrender fee charge period, and the applicable Replacement fee is determined to be $3,000, then we would assess a reduced Replacement fee equal to $2,000 ($3,000-$1,000).

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account.
  Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
  Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
  Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The deferred premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the deferred premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

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Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the deferred premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

A portion of the deferred premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefit riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The incontestability and suicide provisions of the policy will apply to the Total Face Amount beginning anew as of the change date.
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  Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

  Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. If you elected increases to your Supplemental Face Amount, you may not elect this rider.

You may increase the initial Return of Premium Death Benefit in two ways:

  You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
  You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

This benefit is only available to you if you elect death benefit Option 1.

  Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
  You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
  We must have a signed consent of any irrevocable beneficiary and any assignee.
  You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.

If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax advisor and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

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We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” Also, the guaranteed limit on the asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue as shown in the “Fee Tables.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge. Where approved, we may offer policies covering members of an employee or other group on a “Guaranteed Issue” or a “Simplified Issue” basis. In these cases, the Base Face Amount charges and cost of insurance charges may differ from the rates applied if traditional underwriting procedures are followed.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

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Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at either of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy

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loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

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  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

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Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 35% of target premium, and 5% of premium in excess of target, paid in the first policy year, 7% of target and 5% of excess premium paid in years 2-5, 5% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors is expected to pay compensation in policy years 6-15 not exceeding 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either

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directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
45

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the

46

Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

47

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6 Boston, MA 02117	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130  —  1933 Act File No. 333-152409

Statement of Additional Information
dated April 30, 2012

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products & Distribution, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere in the Statement of Additional Information, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2011, 2010, and 2009 was $158,741,294, $145,301,936 and $152,873,991 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 35% of target premium, and 5% of premium in excess of target, paid in the first policy year, 7% of target and 5% of excess premium paid in years 2-5, 5% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors is expected to pay compensation in policy years 6-15 not exceeding 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2011 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2011

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Emerging Markets Value Trust Series 1
500 Index Trust Series 1	Equity-Income Trust Series 0
Active Bond Trust Series 0	Equity-Income Trust Series 1
Active Bond Trust Series 1	Financial Services Trust Series 0
All Cap Core Trust Series 0	Financial Services Trust Series 1
All Cap Core Trust Series 1	Franklin Templeton Founding Allocation Trust Series 0
All Cap Value Trust Series 0	Franklin Templeton Founding Allocation Trust Series 1
All Cap Value Trust Series 1	Fundamental All Cap Core Trust Series 0
Alpha Opportunities Trust Series 0	Fundamental All Cap Core Trust Series 1
Alpha Opportunities Trust Series 1	Fundamental Holdings Trust Series 1
American Asset Allocation Trust Series 1	Fundamental Large Cap Value Trust Series 0
American Blue Chip Income and Growth Trust Series 1	Fundamental Large Cap Value Trust Series 1
American Global Growth Trust Series 1	Fundamental Value Trust Series 0
American Global Small Capitalization Trust Series 1	Fundamental Value Trust Series 1
American Growth Trust Series 1	Global Bond Trust Series 0
American Growth-Income Trust Series 1	Global Bond Trust Series 1
American High-Income Bond Trust Series 1	Global Diversification Trust Series 1
American International Trust Series 1	Global Trust Series 0
American New World Trust Series 1	Global Trust Series 1
Balanced Trust Series 0	Health Sciences Trust Series 0
Balanced Trust Series 1	Health Sciences Trust Series 1
Blue Chip Growth Trust Series 0	High Yield Trust Series 0
Blue Chip Growth Trust Series 1	High Yield Trust Series 1
Bond Trust Series 0	International Core Trust Series 0
Bond Trust Series 1	International Core Trust Series 1
Capital Appreciation Trust Series 0	International Equity Index Trust A Series 0
Capital Appreciation Trust Series 1	International Equity Index Trust A Series 1
Capital Appreciation Value Trust Series 0	International Equity Index Trust B Series 0
Capital Appreciation Value Trust Series 1	International Opportunities Trust Series 0
Core Allocation Plus Trust Series 0	International Opportunities Trust Series 1
Core Allocation Plus Trust Series 1	International Small Company Trust Series 0
Core Bond Trust Series 0	International Small Company Trust Series 1
Core Bond Trust Series 1	International Value Trust Series 0
Core Strategy Trust Series 0	International Value Trust Series 1
Core Strategy Trust Series 1	Investment Quality Bond Trust Series 0
Disciplined Diversification Trust Series 0	Investment Quality Bond Trust Series 1
Disciplined Diversification Trust Series 1	Large Cap Trust Series 0
Emerging Markets Value Trust Series 0	Large Cap Trust Series 1

Report of Independent Registered Public Accounting Firm

Lifestyle Aggressive Trust Series 0	Short Term Government Income Trust Series 1
Lifestyle Aggressive Trust Series 1	Small Cap Growth Trust Series 0
Lifestyle Balanced Trust Series 0	Small Cap Growth Trust Series 1
Lifestyle Balanced Trust Series 1	Small Cap Index Trust Series 0
Lifestyle Conservative Trust Series 0	Small Cap Index Trust Series 1
Lifestyle Conservative Trust Series 1	Small Cap Opportunities Trust Series 0
Lifestyle Growth Trust Series 0	Small Cap Opportunities Trust Series 1
Lifestyle Growth Trust Series 1	Small Cap Value Trust Series 0
Lifestyle Moderate Trust Series 0	Small Cap Value Trust Series 1
Lifestyle Moderate Trust Series 1	Small Company Value Trust Series 0
Mid Cap Index Trust Series 0	Small Company Value Trust Series 1
Mid Cap Index Trust Series 1	Smaller Company Growth Trust Series 0
Mid Cap Stock Trust Series 0	Smaller Company Growth Trust Series 1
Mid Cap Stock Trust Series 1	Strategic Income Opportunities Trust Series 0
Mid Value Trust Series 0	Strategic Income Opportunities Trust Series 1
Mid Value Trust Series 1	Total Bond Market Trust B Series 0
Money Market Trust B Series 0	Total Return Trust Series 0
Money Market Trust Series 1	Total Return Trust Series 1
Natural Resources Trust Series 0	Total Stock Market Index Trust Series 0
Natural Resources Trust Series 1	Total Stock Market Index Trust Series 1
Real Estate Securities Trust Series 0	Ultra Short Term Bond Trust Series 0
Real Estate Securities Trust Series 1	Ultra Short Term Bond Trust Series 1
Real Return Bond Trust Series 0	Utilities Trust Series 0
Real Return Bond Trust Series 1	Utilities Trust Series 1
Science & Technology Trust Series 0	Value Trust Series 0
Science & Technology Trust Series 1	Value Trust Series 1
Short Term Government Income Trust Series 0	All Asset Portfolio

“Closed” sub-accounts

American Bond Trust Series 1	Large Cap Value Trust Series 0
Core Diversified Growth & Income Trust Series 1	Large Cap Value Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2011, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 30, 2012

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,892,036 shares (cost $26,879,755)	$29,723,881
500 Index Trust Series 1 - 111,272 shares (cost $1,100,269)	1,221,762
Active Bond Trust Series 0 - 24,029 shares (cost $240,839)	233,806
Active Bond Trust Series 1 - 95,369 shares (cost $926,040)	926,985
All Cap Core Trust Series 0 - 14,869 shares (cost $198,056)	244,445
All Cap Core Trust Series 1 - 25,171 shares (cost $421,299)	413,811
All Cap Value Trust Series 0 - 65,324 shares (cost $541,374)	518,670
All Cap Value Trust Series 1 - 465,972 shares (cost $3,575,314)	3,713,797
Alpha Opportunities Trust Series 0 - 939 shares (cost $12,279)	11,203
Alpha Opportunities Trust Series 1 - 1,079 shares (cost $13,184)	12,862
American Asset Allocation Trust Series 1 - 887,473 shares (cost $8,031,598)	9,708,956
American Blue Chip Income and Growth Trust Series 1 - 194,420 shares (cost $2,025,142)	2,148,343
American Bond Trust Series 1	—
American Global Growth Trust Series 1 - 34,009 shares (cost $379,188)	343,828
American Global Small Capitalization Trust Series 1 - 3,128 shares (cost $32,213)	25,273
American Growth Trust Series 1 - 1,014,912 shares (cost $14,392,329)	15,091,745
American Growth-Income Trust Series 1 - 700,048 shares (cost $8,443,200)	10,080,686
American High-Income Bond Trust Series 1 - 1,699 shares (cost $19,218)	17,482
American International Trust Series 1 - 1,631,085 shares (cost $24,656,311)	22,460,044
American New World Trust Series 1 - 42,492 shares (cost $533,151)	493,337
Balanced Trust Series 0 - 3,655 shares (cost $57,716)	59,218
Balanced Trust Series 1 - 1,584 shares (cost $26,060)	25,637
Blue Chip Growth Trust Series 0 - 701,785 shares (cost $13,641,625)	14,393,613
Blue Chip Growth Trust Series 1 - 508,972 shares (cost $9,387,509)	10,454,276
Bond Trust Series 0 - 33,344 shares (cost $462,107)	454,140
Bond Trust Series 1 - 90,432 shares (cost $1,253,389)	1,231,681
Capital Appreciation Trust Series 0 - 57,410 shares (cost $544,702)	570,658
Capital Appreciation Trust Series 1 - 421,674 shares (cost $3,814,822)	4,191,442
Capital Appreciation Value Trust Series 0 - 283 shares (cost $3,310)	3,254
Capital Appreciation Value Trust Series 1 - 37,367 shares (cost $435,963)	430,096
Core Allocation Plus Trust Series 0 - 2,149 shares (cost $22,465)	21,301
Core Allocation Plus Trust Series 1 - 425,413 shares (cost $4,390,215)	4,215,840
Core Bond Trust Series 0 - 43,444 shares (cost $608,558)	598,664
Core Bond Trust Series 1 - 32,341 shares (cost $455,660)	447,272
Core Diversified Growth & Income Trust Series 1	—
Core Strategy Trust Series 0 - 1,443 shares (cost $18,321)	17,891
Core Strategy Trust Series 1 - 50 shares (cost $574)	624
Disciplined Diversification Trust Series 0 - 1,940 shares (cost $23,620)	22,778
Disciplined Diversification Trust Series 1 - 49 shares (cost $624)	572
Emerging Markets Value Trust Series 0 - 103,188 shares (cost $1,396,006)	1,016,405

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Emerging Markets Value Trust Series 1 - 75,239 shares (cost $1,031,693)	$741,859
Equity-Income Trust Series 0 - 1,552,224 shares (cost $18,331,748)	20,892,942
Equity-Income Trust Series 1 - 902,708 shares (cost $11,311,081)	12,186,556
Financial Services Trust Series 0 - 35,221 shares (cost $384,155)	370,177
Financial Services Trust Series 1 - 28,944 shares (cost $304,406)	304,495
Franklin Templeton Founding Allocation Trust Series 0 - 30,006 shares (cost $286,724)	285,058
Franklin Templeton Founding Allocation Trust Series 1 - 743 shares (cost $7,301)	7,070
Fundamental All Cap Core Trust Series 0 - 27,708 shares (cost $303,871)	346,907
Fundamental All Cap Core Trust Series 1 - 22,595 shares (cost $278,732)	281,982
Fundamental Holdings Trust Series 1 - 1,552 shares (cost $14,986)	15,624
Fundamental Large Cap Value Trust Series 0 - 20,020 shares (cost $168,423)	198,403
Fundamental Large Cap Value Trust Series 1 - 1 shares (cost $12)	14
Fundamental Value Trust Series 0 - 216,779 shares (cost $2,763,764)	2,950,359
Fundamental Value Trust Series 1 - 612,442 shares (cost $7,581,255)	8,359,838
Global Bond Trust Series 0 - 1,043,201 shares (cost $13,583,006)	13,749,389
Global Bond Trust Series 1 - 279,198 shares (cost $3,675,380)	3,693,790
Global Diversification Trust Series 1 - 9,017 shares (cost $92,913)	86,201
Global Trust Series 0 - 13,452 shares (cost $190,461)	178,912
Global Trust Series 1 - 77,805 shares (cost $1,135,257)	1,035,580
Health Sciences Trust Series 0 - 66,544 shares (cost $982,139)	1,134,576
Health Sciences Trust Series 1 - 162,405 shares (cost $2,572,189)	2,757,632
High Yield Trust Series 0 - 286,507 shares (cost $1,789,155)	1,550,002
High Yield Trust Series 1 - 860,995 shares (cost $5,550,862)	4,701,034
International Core Trust Series 0 - 19,445 shares (cost $184,081)	166,647
International Core Trust Series 1 - 339,546 shares (cost $3,249,863)	2,920,094
International Equity Index Trust A Series 0 - 30,103 shares (cost $318,398)	267,917
International Equity Index Trust A Series 1 - 447,909 shares (cost $4,895,299)	3,995,353
International Equity Index Trust B Series 0 - 664,994 shares (cost $9,683,222)	8,757,970
International Opportunities Trust Series 0 - 378,306 shares (cost $4,861,544)	3,968,426
International Opportunities Trust Series 1 - 64,680 shares (cost $767,977)	678,496
International Small Company Trust Series 0 - 71,169 shares (cost $659,973)	614,184
International Small Company Trust Series 1 - 235,320 shares (cost $2,187,155)	2,030,811
International Value Trust Series 0 - 368,040 shares (cost $4,696,283)	3,750,331
International Value Trust Series 1 - 565,820 shares (cost $6,424,961)	5,799,653
Investment Quality Bond Trust Series 0 - 43,467 shares (cost $509,490)	507,256
Investment Quality Bond Trust Series 1 - 533,017 shares (cost $6,101,079)	6,241,633
Large Cap Trust Series 0 - 37,827 shares (cost $430,544)	450,141
Large Cap Trust Series 1 - 163,615 shares (cost $1,963,086)	1,951,922
Large Cap Value Trust Series 0	—
Large Cap Value Trust Series 1	—
Lifestyle Aggressive Trust Series 0 - 963,133 shares (cost $7,240,391)	7,377,597
Lifestyle Aggressive Trust Series 1 - 567,204 shares (cost $4,502,955)	4,344,785

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Balanced Trust Series 0 - 1,571,719 shares (cost $18,208,266)	$17,964,747
Lifestyle Balanced Trust Series 1 - 1,131,317 shares (cost $13,081,085)	12,908,333
Lifestyle Conservative Trust Series 0 - 396,983 shares (cost $5,043,293)	4,994,046
Lifestyle Conservative Trust Series 1 - 254,090 shares (cost $3,270,838)	3,191,375
Lifestyle Growth Trust Series 0 - 1,756,452 shares (cost $18,949,436)	19,198,025
Lifestyle Growth Trust Series 1 - 803,487 shares (cost $8,425,026)	8,774,074
Lifestyle Moderate Trust Series 0 - 563,718 shares (cost $6,757,193)	6,680,056
Lifestyle Moderate Trust Series 1 - 220,975 shares (cost $2,705,895)	2,616,349
Mid Cap Index Trust Series 0 - 301,538 shares (cost $5,116,076)	5,050,757
Mid Cap Index Trust Series 1 - 536,729 shares (cost $8,542,067)	8,990,208
Mid Cap Stock Trust Series 0 - 380,765 shares (cost $4,865,808)	4,908,055
Mid Cap Stock Trust Series 1 - 346,961 shares (cost $4,320,764)	4,451,505
Mid Value Trust Series 0 - 580,726 shares (cost $5,960,228)	6,074,396
Mid Value Trust Series 1 - 375,343 shares (cost $3,798,468)	3,937,343
Money Market Trust B Series 0 - 50,355,097 shares (cost $50,355,097)	50,355,097
Money Market Trust Series 1 - 27,374,747 shares (cost $27,374,747)	27,374,747
Natural Resources Trust Series 0 - 220,505 shares (cost $2,542,547)	2,194,024
Natural Resources Trust Series 1 - 473,754 shares (cost $5,564,583)	4,794,393
Real Estate Securities Trust Series 0 - 636,995 shares (cost $5,903,973)	7,764,963
Real Estate Securities Trust Series 1 - 1,010,679 shares (cost $12,724,923)	12,390,923
Real Return Bond Trust Series 0 - 725,569 shares (cost $8,853,739)	8,946,266
Real Return Bond Trust Series 1 - 429,879 shares (cost $5,308,332)	5,369,192
Science & Technology Trust Series 0 - 69,525 shares (cost $1,049,845)	1,088,755
Science & Technology Trust Series 1 - 404,053 shares (cost $6,388,113)	6,303,220
Short Term Government Income Trust Series 0 - 57,820 shares (cost $748,965)	747,617
Short Term Government Income Trust Series 1 - 193,572 shares (cost $2,537,313)	2,502,884
Small Cap Growth Trust Series 0 - 469,617 shares (cost $4,253,166)	4,325,175
Small Cap Growth Trust Series 1 - 115,157 shares (cost $1,083,599)	1,057,143
Small Cap Index Trust Series 0 - 235,300 shares (cost $3,143,350)	3,096,548
Small Cap Index Trust Series 1 - 169,986 shares (cost $2,176,036)	2,235,310
Small Cap Opportunities Trust Series 0 - 6,893 shares (cost $119,854)	129,857
Small Cap Opportunities Trust Series 1 - 38,831 shares (cost $775,600)	735,456
Small Cap Value Trust Series 0 - 368,423 shares (cost $5,898,799)	6,963,187
Small Cap Value Trust Series 1 - 24,430 shares (cost $375,985)	462,460
Small Company Value Trust Series 0 - 61,404 shares (cost $957,398)	1,029,131
Small Company Value Trust Series 1 - 366,213 shares (cost $5,561,812)	6,156,047
Smaller Company Growth Trust Series 0 - 12,720 shares (cost $219,917)	208,098
Smaller Company Growth Trust Series 1 - 941,664 shares (cost $13,212,322)	15,386,788
Strategic Income Opportunities Trust Series 0 - 165,536 shares (cost $2,345,384)	2,105,616
Strategic Income Opportunities Trust Series 1 - 170,035 shares (cost $2,443,666)	2,167,949
Total Bond Market Trust B Series 0 - 740,929 shares (cost $7,716,857)	7,750,121

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2011

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Total Return Trust Series 0 - 2,074,954 shares (cost $29,543,032)	$28,551,370
Total Return Trust Series 1 - 3,466,639 shares (cost $49,315,495)	47,874,290
Total Stock Market Index Trust Series 0 - 53,572 shares (cost $645,780)	620,895
Total Stock Market Index Trust Series 1 - 164,870 shares (cost $1,777,392)	1,910,839
Ultra Short Term Bond Trust Series 0 - 9,492 shares (cost $117,518)	115,702
Ultra Short Term Bond Trust Series 1 - 2,199 shares (cost $27,259)	26,825
Utilities Trust Series 0 - 83,369 shares (cost $961,263)	992,929
Utilities Trust Series 1 - 153,511 shares (cost $1,753,995)	1,829,855
Value Trust Series 0 - 31,610 shares (cost $471,408)	523,460
Value Trust Series 1 - 211,064 shares (cost $3,184,787)	3,499,439

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 168,779 shares (cost $1,847,344)	$1,775,553

Total assets	$646,299,287

Contract Owners’ Equity
Variable universal life insurance contracts	$646,299,287

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$547,053	$427,553	$32,414	$76,943

Total Investment Income	547,053	427,553	32,414	76,943
Expenses:
Mortality and expense risk	30,729	35,257	10,277	14,898

Net investment income (loss)	516,324	392,296	22,137	62,045

Realized gains (losses) on investments:
Capital gain distributions	—	—	13,721	—
Net realized gains (losses)	1,670,226	(621,962)	447,788	163,752

Realized gains (losses)	1,670,226	(621,962)	461,509	163,752
Unrealized appreciation (depreciation) during the period	(1,797,811)	3,512,008	(581,370)	556,905

Net increase (decrease) in assets from operations	388,739	3,282,342	(97,724)	782,702

Changes from principal transactions:
Transfer of net premiums	2,126,794	2,063,908	101,731	168,100
Transfer on terminations	(2,404,957)	(1,465,712)	(258,577)	(708,143)
Transfer on policy loans	131,210	(141,847)	(196)	(233)
Net interfund transfers	3,047,845	382,781	(4,336,370)	(956,824)

Net increase (decrease) in assets from principal transactions	2,900,892	839,130	(4,493,412)	(1,497,100)

Total increase (decrease) in assets	3,289,631	4,121,472	(4,591,136)	(714,398)

Assets, beginning of period	26,434,250	22,312,778	5,812,898	6,527,296

Assets, end of period	$29,723,881	$26,434,250	$1,221,762	$5,812,898

(bf)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (bf)	Year Ended Dec. 31/10 (bf)

$14,436	$27,504	$49,974	$102,724	$124,244	$116,318

14,436	27,504	49,974	102,724	124,244	116,318

—	—	6,639	7,267	3,471	2,906

14,436	27,504	43,335	95,457	120,773	113,412

—	—	—	—	—	—
17,558	21,952	70,563	13,850	12,068	45,178

17,558	21,952	70,563	13,850	12,068	45,178
(11,628)	(14,558)	(51,960)	50,872	(96,101)	29,223

20,366	34,898	61,938	160,179	36,740	187,813

39,151	5,020	38,752	47,068	386,600	150,422
(192,867)	(41,353)	(175,989)	(94,582)	(274,021)	(144,309)
(1,882)	(1,421)	1,925	160	(671)	9,149
(20,934)	147,807	(419,373)	9,185	(360,264)	220,576

(176,532)	110,053	(554,685)	(38,169)	(248,356)	235,838

(156,166)	144,951	(492,747)	122,010	(211,616)	423,651

389,972	245,021	1,419,732	1,297,722	1,987,169	1,563,518

$233,806	$389,972	$926,985	$1,419,732	$1,775,553	$1,987,169

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,698	$2,475	$4,371	$5,156

Total Investment Income	2,698	2,475	4,371	5,156
Expenses:
Mortality and expense risk	—	—	2,933	4,134

Net investment income (loss)	2,698	2,475	1,438	1,022

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	10,342	6,103	19,267	20,604

Realized gains (losses)	10,342	6,103	19,267	20,604
Unrealized appreciation (depreciation) during the period	(12,217)	18,823	(15,344)	28,019

Net increase (decrease) in assets from operations	823	27,401	5,361	49,645

Changes from principal transactions:
Transfer of net premiums	18,455	79,869	16,838	31,362
Transfer on terminations	(22,906)	(9,535)	(135,681)	(131,928)
Transfer on policy loans	—	—	10,362	2,240
Net interfund transfers	6,936	(10,219)	12,187	(505,578)

Net increase (decrease) in assets from principal transactions	2,485	60,115	(96,294)	(603,904)

Total increase (decrease) in assets	3,308	87,516	(90,933)	(554,259)

Assets, beginning of period	241,137	153,621	504,744	1,059,003

Assets, end of period	$244,445	$241,137	$413,811	$504,744

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0	All Cap Growth Trust Series 1	All Cap Value Trust Series 0
Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$49	$1,848	$2,132	$1,149

49	1,848	2,132	1,149

—	1,730	—	—

49	118	2,132	1,149

—	—	—	—
7,500	101,627	15,056	131,982

7,500	101,627	15,056	131,982
(5,352)	(61,985)	(50,012)	(43,710)

2,197	39,760	(32,824)	89,421

4,979	12,030	59,640	87,511
(37,778)	(30,386)	(13,298)	(25,733)
—	227	(1,507)	—
(18,204)	(914,503)	285,990	(452,309)

(51,003)	(932,632)	330,825	(390,531)

(48,806)	(892,872)	298,001	(301,110)

48,806	892,872	220,669	521,779

—	—	$518,670	$220,669

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$13,525	$11,946	$25	$606

Total Investment Income	13,525	11,946	25	606
Expenses:
Mortality and expense risk	16,283	11,728	—	—

Net investment income (loss)	(2,758)	218	25	606

Realized gains (losses) on investments:
Capital gain distributions	—	—	1,181	25,990
Net realized gains (losses)	184,246	179,203	12	(4,563)

Realized gains (losses)	184,246	179,203	1,193	21,427
Unrealized appreciation (depreciation) during the period	(409,427)	358,297	(1,743)	2,137

Net increase (decrease) in assets from operations	(227,939)	537,718	(525)	24,170

Changes from principal transactions:
Transfer of net premiums	66,812	75,921	1,500	1,234
Transfer on terminations	(120,314)	(92,606)	(294)	(2,070)
Transfer on policy loans	—	6,519	—	—
Net interfund transfers	502,839	1,060,185	5,705	(220,761)

Net increase (decrease) in assets from principal transactions	449,337	1,050,019	6,911	(221,597)

Total increase (decrease) in assets	221,398	1,587,737	6,386	(197,427)

Assets, beginning of period	3,492,399	1,904,662	4,817	202,244

Assets, end of period	$3,713,797	$3,492,399	$11,203	$4,817

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$15	$1	$149,725	$170,712	$29,555	$28,022

15	1	149,725	170,712	29,555	28,022

15	1	63,304	67,018	8,026	6,472

—	—	86,421	103,694	21,529	21,550

106	—	—	4,038	—	—
15	1	523,900	623,532	106,646	(55,966)

121	1	523,900	627,570	106,646	(55,966)
(410)	87	(576,072)	438,441	(149,439)	282,584

(289)	88	34,249	1,169,705	(21,264)	248,168

—	—	638,061	835,705	151,026	134,215
(166)	(23)	(2,164,756)	(2,316,874)	(144,260)	(161,418)
—	—	113,580	28,970	(2,237)	24,401
12,368	884	(220,756)	(385,128)	(97,481)	514,586

12,202	861	(1,633,871)	(1,837,327)	(92,952)	511,784

11,913	949	(1,599,622)	(667,622)	(114,216)	759,952

949	—	11,308,578	11,976,200	2,262,559	1,502,607

$12,862	$949	$9,708,956	$11,308,578	$2,148,343	$2,262,559

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Bond Trust Series 1		American Global Growth Trust Series 1
	Year Ended Dec. 31/11 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bd)
Income:
Dividend income distribution	—	$49,953	$3,389	$3,016

Total Investment Income	—	49,953	3,389	3,016
Expenses:
Mortality and expense risk	3,956	6,077	1,409	26

Net investment income (loss)	(3,956)	43,876	1,980	2,990

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	82,092	56,054	(108)	—

Realized gains (losses)	82,092	56,054	(108)	—
Unrealized appreciation (depreciation) during the period	(18,453)	(8,353)	(34,012)	(1,349)

Net increase (decrease) in assets from operations	59,683	91,577	(32,140)	1,641

Changes from principal transactions:
Transfer of net premiums	89,726	83,608	153	—
Transfer on terminations	(360,144)	(93,403)	(1,110)	—
Transfer on policy loans	(10,568)	(6,602)	1,150	—
Net interfund transfers	(1,688,893)	351,368	68,124	306,010

Net increase (decrease) in assets from principal transactions	(1,969,879)	334,971	68,317	306,010

Total increase (decrease) in assets	(1,910,196)	426,548	36,177	307,651

Assets, beginning of period	1,910,196	1,483,648	307,651	—

Assets, end of period	—	$1,910,196	$343,828	$307,651

(a)	Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.
(bd)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Global Small Capitalization Trust Series 1	American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/11 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$253	$37,279	$58,994	$123,717	$116,961

253	37,279	58,994	123,717	116,961

25	45,460	45,056	55,953	60,555

228	(8,181)	13,938	67,764	56,406

—	—	—	—	—
(2,023)	1,684,771	25,742	533,576	473,706

(2,023)	1,684,771	25,742	533,576	473,706
(6,940)	(2,492,583)	2,860,405	(935,989)	539,876

(8,735)	(815,993)	2,900,085	(334,649)	1,069,988

409	1,097,186	839,894	671,125	761,869
(355)	(757,856)	(1,585,738)	(1,981,772)	(2,587,220)
—	(51,415)	26,546	120,167	55,792
33,954	(3,673,789)	1,993,659	464,002	(576,306)

34,008	(3,385,874)	1,274,361	(726,478)	(2,345,865)

25,273	(4,201,867)	4,174,446	(1,061,127)	(1,275,877)

—	19,293,612	15,119,166	11,141,813	12,417,690

$25,273	$15,091,745	$19,293,612	$10,080,686	$11,141,813

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American High-Income Bond Trust Series 1	American International Trust Series 1
	Year Ended Dec. 31/11 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$1,292	$365,846	$475,301

Total Investment Income	1,292	365,846	475,301
Expenses:
Mortality and expense risk	39	63,785	72,988

Net investment income (loss)	1,253	302,061	402,313

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	90	325,910	(3,220,442)

Realized gains (losses)	90	325,910	(3,220,442)
Unrealized appreciation (depreciation) during the period	(1,736)	(5,060,782)	4,769,348

Net increase (decrease) in assets from operations	(393)	(4,432,811)	1,951,219

Changes from principal transactions:
Transfer of net premiums	473	714,952	721,318
Transfer on terminations	(376)	(1,004,770)	(1,733,573)
Transfer on policy loans	—	(63,250)	9,714
Net interfund transfers	17,778	(3,354,412)	878,980

Net increase (decrease) in assets from principal transactions	17,875	(3,707,480)	(123,561)

Total increase (decrease) in assets	17,482	(8,140,291)	1,827,658

Assets, beginning of period	—	30,600,335	28,772,677

Assets, end of period	$17,482	$22,460,044	$30,600,335

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American New World Trust Series 1		Balanced Trust Series 0		Balanced Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)

$7,116	$6,055	$833	$339	$352	$267

7,116	6,055	833	339	352	267

2,129	797	—	—	130	80

4,987	5,258	833	339	222	187

—	—	289	372	137	—
1,447	12,666	781	(25)	2,920	8

1,447	12,666	1,070	347	3,057	8
(83,713)	43,672	(1,409)	2,923	(2,838)	2,416

(77,279)	61,596	494	3,609	441	2,611

7,387	5,390	17,874	14,800	1,603	—
(5,360)	(15,700)	(9,095)	(1,189)	(1,543)	(111)
1,349	6,709	(31)	(4,023)	—	—
11,097	478,953	7,722	11,008	(10,131)	32,767

14,473	475,352	16,470	20,596	(10,071)	32,656

(62,806)	536,948	16,964	24,205	(9,630)	35,267

556,143	19,195	42,254	18,049	35,267	—

$493,337	$556,143	$59,218	$42,254	$25,637	$35,267

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,210	$9,025	$822	$9,616

Total Investment Income	2,210	9,025	822	9,616
Expenses:
Mortality and expense risk	—	—	46,959	54,217

Net investment income (loss)	2,210	9,025	(46,137)	(44,601)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	2,503,866	508,605	1,012,458	695,950

Realized gains (losses)	2,503,866	508,605	1,012,458	695,950
Unrealized appreciation (depreciation) during the period	(2,326,458)	1,185,364	(801,220)	929,928

Net increase (decrease) in assets from operations	179,618	1,702,994	165,101	1,581,277

Changes from principal transactions:
Transfer of net premiums	1,972,317	928,070	256,725	284,523
Transfer on terminations	(430,901)	(389,566)	(2,787,621)	(1,411,548)
Transfer on policy loans	(74,305)	(6,781)	11,192	15,019
Net interfund transfers	(357,637)	2,291,458	203,393	(1,493,169)

Net increase (decrease) in assets from principal transactions	1,109,474	2,823,181	(2,316,311)	(2,605,175)

Total increase (decrease) in assets	1,289,092	4,526,175	(2,151,210)	(1,023,898)

Assets, beginning of period	13,104,521	8,578,346	12,605,486	13,629,384

Assets, end of period	$14,393,613	$13,104,521	$10,454,276	$12,605,486

(c)	Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

See accompanying notes.

Sub-Account
Bond Trust Series 0	Bond Trust Series 1	Capital Appreciation Trust Series 0
Year Ended Dec. 31/11 (c)	Year Ended Dec. 31/11 (c)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$11,636	$31,078	$632	$700

11,636	31,078	632	700

—	840	—	—

11,636	30,238	632	700

—	—	—	—
15	137	27,213	27,060

15	137	27,213	27,060
(7,967)	(21,708)	(34,928)	23,495

3,684	8,667	(7,083)	51,255

5,036	5,362	104,256	90,427
(5,099)	(10,117)	(32,207)	(71,987)
—	—	(1,001)	—
450,519	1,227,769	71,198	91,990

450,456	1,223,014	142,246	110,430

454,140	1,231,681	135,163	161,685

—	—	435,495	273,810

$454,140	$1,231,681	$570,658	$435,495

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$2,916	$5,362	$47	$3,740

Total Investment Income	2,916	5,362	47	3,740
Expenses:
Mortality and expense risk	18,894	19,661	—	—

Net investment income (loss)	(15,978)	(14,299)	47	3,740

Realized gains (losses) on investments:
Capital gain distributions	—	—	40	26,785
Net realized gains (losses)	260,608	414,720	6,905	237

Realized gains (losses)	260,608	414,720	6,945	27,022
Unrealized appreciation (depreciation) during the period	(246,072)	(37,448)	3,953	(2,524)

Net increase (decrease) in assets from operations	(1,442)	362,973	10,945	28,238

Changes from principal transactions:
Transfer of net premiums	68,332	87,327	1,679	54,200
Transfer on terminations	(864,764)	(1,055,699)	(1,169)	(5,855)
Transfer on policy loans	(4,433)	(1,153)	—	—
Net interfund transfers	712,194	989,923	(266,302)	32,375

Net increase (decrease) in assets from principal transactions	(88,671)	20,398	(265,792)	80,720

Total increase (decrease) in assets	(90,113)	383,371	(254,847)	108,958

Assets, beginning of period	4,281,555	3,898,184	258,101	149,143

Assets, end of period	$4,191,442	$4,281,555	$3,254	$258,101

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Value Trust Series 1		Core Allocation Plus Trust Series 0		Core Allocation Plus Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$5,938	$7,773	$284	$66	$62,171	$56,654

5,938	7,773	284	66	62,171	56,654

2,186	1,493	—	—	17,168	19,717

3,752	6,280	284	66	45,003	36,937

6,066	57,891	771	51	276,408	81,538
8,010	255	36	4	86,552	376,939

14,076	58,146	807	55	362,960	458,477
757	(7,393)	(1,510)	346	(544,182)	4,929

18,585	57,033	(419)	467	(136,219)	500,343

1,134	15,407	16,262	5,111	345	2,322
(27,992)	(14,347)	(494)	(141)	(134,578)	(134,619)
(99)	(21)	—	—	—	—
(115,449)	472,836	1	514	(837,399)	(43,580)

(142,406)	473,875	15,769	5,484	(971,632)	(175,877)

(123,821)	530,908	15,350	5,951	(1,107,851)	324,466

553,917	23,009	5,951	—	5,323,691	4,999,225

$430,096	$553,917	$21,301	$5,951	$4,215,840	$5,323,691

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$18,619	$16,207	$11,217	$12,782

Total Investment Income	18,619	16,207	11,217	12,782
Expenses:
Mortality and expense risk	—	—	684	2,923

Net investment income (loss)	18,619	16,207	10,533	9,859

Realized gains (losses) on investments:
Capital gain distributions	20,906	1,044	1,017	3,873
Net realized gains (losses)	(370)	1,731	22,963	14,761

Realized gains (losses)	20,536	2,775	23,980	18,634
Unrealized appreciation (depreciation) during the period	3,180	(14,623)	(26,373)	(822)

Net increase (decrease) in assets from operations	42,335	4,359	8,140	27,671

Changes from principal transactions:
Transfer of net premiums	146,809	146,667	10,969	7,142
Transfer on terminations	(19,125)	(21,867)	(8,501)	(23,068)
Transfer on policy loans	(165)	—	—	—
Net interfund transfers	(255,406)	446,987	(48,610)	39,923

Net increase (decrease) in assets from principal transactions	(127,887)	571,787	(46,142)	23,997

Total increase (decrease) in assets	(85,552)	576,146	(38,002)	51,668

Assets, beginning of period	684,216	108,070	485,274	433,606

Assets, end of period	$598,664	$684,216	$447,272	$485,274

(d)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.

See accompanying notes.

Sub-Account
Core Diversified Growth & Income Trust Series 1		Core Strategy Trust Series 0		Core Strategy Trust Series 1
Year Ended Dec. 31/11 (d)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$218	$150	$413	$1,954	$14	$13

218	150	413	1,954	14	13

—	44	—	—	4	7

218	106	413	1,954	10	6

110	39	—	—	—	—
738	2,585	2,337	306	9	36

848	2,624	2,337	306	9	36
(777)	(1,667)	(407)	(317)	(25)	16

289	1,063	2,343	1,943	(6)	58

4,362	1,750	8,001	5,000	111	11
(555)	(370)	(863)	(2,014)	(91)	(39)
—	—	—	—	—	—
(14,242)	(13,852)	(80,464)	82,252	23	(454)

(10,435)	(12,472)	(73,326)	85,238	43	(482)

(10,146)	(11,409)	(70,983)	87,181	37	(424)

10,146	21,555	88,874	1,693	587	1,011

—	$10,146	$17,891	$88,874	$624	$587

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$506	$1,412	$13	$668

Total Investment Income	506	1,412	13	668
Expenses:
Mortality and expense risk	—	—	122	50

Net investment income (loss)	506	1,412	(109)	618

Realized gains (losses) on investments:
Capital gain distributions	88	—	3	—
Net realized gains (losses)	9,003	12,569	1,363	48

Realized gains (losses)	9,091	12,569	1,366	48
Unrealized appreciation (depreciation) during the period	(8,209)	9,742	(580)	475

Net increase (decrease) in assets from operations	1,388	23,723	677	1,141

Changes from principal transactions:
Transfer of net premiums	13,646	58,757	34	11
Transfer on terminations	(1,110)	(37,177)	(134)	(85)
Transfer on policy loans	(168)	—	—	—
Net interfund transfers	(82,745)	(103,501)	(44,621)	42,540

Net increase (decrease) in assets from principal transactions	(70,377)	(81,921)	(44,721)	42,466

Total increase (decrease) in assets	(68,989)	(58,198)	(44,044)	43,607

Assets, beginning of period	91,767	149,965	44,616	1,009

Assets, end of period	$22,778	$91,767	$572	$44,616

See accompanying notes.

Sub-Account
Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$19,042	$8,392	$13,729	$13,148	$410,313	$363,211

19,042	8,392	13,729	13,148	410,313	363,211

—	—	4,731	4,078	—	—

19,042	8,392	8,998	9,070	410,313	363,211

135,249	10,727	107,485	19,877	—	—
(44,875)	115,294	116,959	114,512	694,221	(497,156)

90,374	126,021	224,444	134,389	694,221	(497,156)
(405,993)	(68,839)	(511,432)	34,630	(1,437,414)	2,757,277

(296,577)	65,574	(277,990)	178,089	(332,880)	2,623,332

390,307	89,102	22,168	11,724	2,012,226	1,151,913
(29,409)	(273,490)	(34,499)	(66,974)	(681,386)	(490,139)
(357)	(9,998)	—	—	(26,575)	(6,872)
131,313	388,964	(249,123)	395,446	(265,390)	2,061,354

491,854	194,578	(261,454)	340,196	1,038,875	2,716,256

195,277	260,152	(539,444)	518,285	705,995	5,339,588

821,128	560,976	1,281,303	763,018	20,186,947	14,847,359

$1,016,405	$821,128	$741,859	$1,281,303	$20,892,942	$20,186,947

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	YearEnded Dec. 31/10
Income:
Dividend income distribution	$227,887	$263,139	$6,603	$981

Total Investment Income	227,887	263,139	6,603	981
Expenses:
Mortality and expense risk	56,603	58,108	—	—

Net investment income (loss)	171,284	205,031	6,603	981

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	675,335	(626,355)	4,156	18,427

Realized gains (losses)	675,335	(626,355)	4,156	18,427
Unrealized appreciation (depreciation) during the period	(1,024,678)	2,371,759	(44,079)	4,242

Net increase (decrease) in assets from operations	(178,059)	1,950,435	(33,320)	23,650

Changes from principal transactions:
Transfer of net premiums	217,632	237,392	43,927	24,482
Transfer on terminations	(2,329,226)	(1,894,922)	(9,149)	(9,423)
Transfer on policy loans	12,582	9,879	—	—
Net interfund transfers	(513,627)	1,404,165	87,516	52,963

Net increase (decrease) in assets from principal transactions	(2,612,639)	(243,486)	122,294	68,022

Total increase (decrease) in assets	(2,790,698)	1,706,949	88,974	91,672

Assets, beginning of period	14,977,254	13,270,305	281,203	189,531

Assets, end of period	$12,186,556	$14,977,254	$370,177	$281,203

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (g)

$7,139	$2,752	$8,880	$23,494	$217

7,139	2,752	8,880	23,494	217

3,693	4,152	—	—	6

3,446	(1,400)	8,880	23,494	211

—	—	—	—	—

86,415	60,414	18,168	48,960	(2)

86,415	60,414	18,168	48,960	(2)
(155,388)	49,443	(34,751)	(16,027)	(232)

(65,527)	108,457	(7,703)	56,427	(23)

38,062	20,609	87,811	128,686	418
(31,650)	(39,780)	(29,982)	(21,562)	(348)
(25)	768	(29)	(3,968)	—
(541,748)	271,125	(404,985)	139,068	7,023

(535,361)	252,722	(347,185)	242,224	7,093

(600,888)	361,179	(354,888)	298,651	7,070

905,383	544,204	639,946	341,295	—

$304,495	$905,383	$285,058	$639,946	$7,070

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental All Cap Core Trust Series 0		Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$3,925	$3,099	$3,176	$3,254

Total Investment Income	3,925	3,099	3,176	3,254
Expenses:
Mortality and expense risk	—	—	1,625	927

Net investment income (loss)	3,925	3,099	1,551	2,327

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	6,227	11,748	47,132	7,753

Realized gains (losses)	6,227	11,748	47,132	7,753
Unrealized appreciation (depreciation) during the period	(17,452)	29,560	(23,866)	11,281

Net increase (decrease) in assets from operations	(7,300)	44,407	24,817	21,361

Changes from principal transactions:
Transfer of net premiums	82,233	96,820	32,424	18,197
Transfer on terminations	(10,863)	(17,946)	(35,342)	(24,431)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(7,563)	(18,653)	(46,145)	194,649

Net increase (decrease) in assets from principal transactions	63,807	60,221	(49,063)	188,415

Total increase (decrease) in assets	56,507	104,628	(24,246)	209,776

Assets, beginning of period	290,400	185,772	306,228	96,452

Assets, end of period	$346,907	$290,400	$281,982	$306,228

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(l)	Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(o)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

See accompanying notes.

Sub-Account
Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0		Fundamental Large Cap Value Trust Series 1
Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10

$246	$236	$2,054	$2,935	—	—

246	236	2,054	2,935	—	—

103	48	—	—	—	4

143	188	2,054	2,935	—	(4)

—	—	—	—	—	—
102	57	2,001	(159)	—	141

102	57	2,001	(159)	—	141
(511)	1,058	(431)	15,180	—	3

(266)	1,303	3,624	17,956	—	140

401	334	46,609	44,902	—	25,271
(596)	(398)	(4,339)	(7,684)	—	(22)
—	—	—	—	—	—
42	13,907	(5,168)	1,369	—	(25,387)

(153)	13,843	37,102	38,587	—	(138)

(419)	15,146	40,726	56,543	—	2

16,043	897	157,677	101,134	14	12

$15,624	$16,043	$198,403	$157,677	$14	$14

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$27,094	$31,436	$74,320	$116,579

Total Investment Income	27,094	31,436	74,320	116,579
Expenses:
Mortality and expense risk	—	—	43,184	48,523

Net investment income (loss)	27,094	31,436	31,136	68,056

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	186,927	293,384	595,858	1,150,920

Realized gains (losses)	186,927	293,384	595,858	1,150,920
Unrealized appreciation (depreciation) during the period	(362,551)	27,752	(1,117,792)	73,690

Net increase (decrease) in assets from operations	(148,530)	352,572	(490,798)	1,292,666

Changes from principal transactions:
Transfer of net premiums	398,987	265,312	290,355	421,823
Transfer on terminations	(143,150)	(288,657)	(1,207,054)	(625,347)
Transfer on policy loans	—	—	(4,405)	8,848
Net interfund transfers	953	230,923	(1,346,949)	73,307

Net increase (decrease) in assets from principal transactions	256,790	207,578	(2,268,053)	(121,369)

Total increase (decrease) in assets	108,260	560,150	(2,758,851)	1,171,297

Assets, beginning of period	2,842,099	2,281,949	11,118,689	9,947,392

Assets, end of period	$2,950,359	$2,842,099	$8,359,838	$11,118,689

(i)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

See accompanying notes.

Sub-Account
Global Bond Trust Series 0		Global Bond Trust Series 1		Global Diversification Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10

$771,516	$387,579	$234,079	$139,983	$1,706	$2,689

771,516	387,579	234,079	139,983	1,706	2,689
—	—	17,105	16,822	395	151

771,516	387,579	216,974	123,161	1,311	2,538

—	—	—	—	—	—
631,123	(572,137)	212,330	35,896	710	7,679

631,123	(572,137)	212,330	35,896	710	7,679
(440,994)	1,072,863	(125,961)	186,489	(7,477)	(8,538)

961,645	888,305	303,343	345,546	(5,456)	1,679

496,917	317,280	246,704	262,785	10,048	6,401
(377,040)	(310,006)	(358,194)	(331,291)	(1,794)	(749)
61	—	590	40,813	—	—
864,191	3,201,155	(571,487)	479,805	(62,231)	60,293

984,129	3,208,429	(682,387)	452,112	(53,977)	65,945

1,945,774	4,096,734	(379,044)	797,658	(59,433)	67,624

11,803,615	7,706,881	4,072,834	3,275,176	145,634	78,010

$13,749,389	$11,803,615	$3,693,790	$4,072,834	$86,201	$145,634

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 0		Global Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$4,055	$3,500	$23,686	$28,757

Total Investment Income	4,055	3,500	23,686	28,757
Expenses:
Mortality and expense risk	—	—	9,320	9,853

Net investment income (loss)	4,055	3,500	14,366	18,904

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	13,110	44,816	138,193	66,995

Realized gains (losses)	13,110	44,816	138,193	66,995
Unrealized appreciation (depreciation) during the period	(25,934)	(30,892)	(255,915)	76,345

Net increase (decrease) in assets from operations	(8,769)	17,424	(103,356)	162,244

Changes from principal transactions:
Transfer of net premiums	34,580	45,052	117,271	135,214
Transfer on terminations	(7,062)	(155,582)	(200,356)	(122,409)
Transfer on policy loans	(511)	—	476	25,019
Net interfund transfers	(76,477)	93,098	(719,650)	(44,106)

Net increase (decrease) in assets from principal transactions	(49,470)	(17,432)	(802,259)	(6,282)

Total increase (decrease) in assets	(58,239)	(8)	(905,615)	155,962

Assets, beginning of period	237,151	237,159	1,941,195	1,785,233

Assets, end of period	$178,912	$237,151	$1,035,580	$1,941,195

See accompanying notes.

Sub-Account
Health Sciences Trust Series 0		Health Sciences Trust Series 1		High Yield Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

—	—	—	—	$148,552	$956,189

—	—	—	—	148,552	956,189

—	—	14,178	11,113	—	—

—	—	(14,178)	(11,113)	148,552	956,189

11,216	—	33,170	—	—	—
72,946	87,568	401,777	256,066	(578,809)	235,325

84,162	87,568	434,947	256,066	(578,809)	235,325
8,089	31,726	(174,221)	29,446	450,697	(900,339)

92,251	119,294	246,548	274,399	20,440	291,175

58,185	64,303	129,665	95,199	95,548	115,125
(51,873)	(203,915)	(217,708)	(176,316)	(163,021)	(206,661)
(4,512)	(1,389)	(55)	3,004	(40,835)	(20,193)
222,563	152,817	629,317	(184,145)	(918,583)	506,621

224,363	11,816	541,219	(262,258)	(1,026,891)	394,892

316,614	131,110	787,767	12,141	(1,006,451)	686,067

817,962	686,852	1,969,865	1,957,724	2,556,453	1,870,386

$1,134,576	$817,962	$2,757,632	$1,969,865	$1,550,002	$2,556,453

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 1		International Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$427,477	$2,163,592	$4,650	$4,022

Total Investment Income	427,477	2,163,592	4,650	4,022
Expenses:
Mortality and expense risk	24,960	22,857	—	—

Net investment income (loss)	402,517	2,140,735	4,650	4,022

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,230,402)	496,469	(3,571)	11,498

Realized gains (losses)	(1,230,402)	496,469	(3,571)	11,498
Unrealized appreciation (depreciation) during the period	849,354	(2,065,354)	(32,448)	5,665

Net increase (decrease) in assets from operations	21,469	571,850	(31,369)	21,185

Changes from principal transactions:
Transfer of net premiums	93,243	169,648	70,296	45,156
Transfer on terminations	(1,087,936)	(735,473)	(102,206)	(273,970)
Transfer on policy loans	66	8,206	(122)	(120)
Net interfund transfers	(229,894)	1,504,203	6,599	3,475

Net increase (decrease) in assets from principal transactions	(1,224,521)	946,584	(25,433)	(225,459)

Total increase (decrease) in assets	(1,203,052)	1,518,434	(56,802)	(204,274)

Assets, beginning of period	5,904,086	4,385,652	223,449	427,723

Assets, end of period	$4,701,034	$5,904,086	$166,647	$223,449

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 0		International Equity Index Trust A Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$77,106	$61,399	$9,814	$4,477	$145,536	$114,302

77,106	61,399	9,814	4,477	145,536	114,302

17,497	20,762	—	—	19,883	21,155

59,609	40,637	9,814	4,477	125,653	93,147

—	—	6,652	43,746	107,074	1,674,049
(1,889)	(336,882)	(24,338)	(8,658)	(361,246)	(1,031,490)

(1,889)	(336,882)	(17,686)	35,088	(254,172)	642,559
(367,945)	574,518	(31,845)	(18,636)	(550,110)	(148,080)

(310,225)	278,273	(39,717)	20,929	(678,629)	587,626

75,436	122,150	92,785	80,844	214,394	117,288
(773,532)	(661,371)	(15,055)	(13,971)	(528,569)	(472,133)
11,297	1,032	(1,587)	(130)	9,256	(1,526)
463,834	(856,158)	3,326	140,493	(569,119)	2,050,238

(222,965)	(1,394,347)	79,469	207,236	(874,038)	1,693,867

(533,190)	(1,116,074)	39,752	228,165	(1,552,667)	2,281,493

3,453,284	4,569,358	228,165	—	5,548,020	3,266,527

$2,920,094	$3,453,284	$267,917	$228,165	$3,995,353	$5,548,020

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B Series 0		International Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$338,591	$222,015	$36,348	$67,532

Total Investment Income	338,591	222,015	36,348	67,532
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	338,591	222,015	36,348	67,532

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	843,361	6,074	1,048,506	(305,942)

Realized gains (losses)	843,361	6,074	1,048,506	(305,942)
Unrealized appreciation (depreciation) during the period	(2,569,655)	801,142	(1,826,852)	818,245

Net increase (decrease) in assets from operations	(1,387,703)	1,029,231	(741,998)	579,835

Changes from principal transactions:
Transfer of net premiums	1,868,155	1,741,792	68,373	92,149
Transfer on terminations	(958,494)	(587,273)	(173,675)	(119,355)
Transfer on policy loans	72,749	(87,522)	(1,138)	—
Net interfund transfers	(383,619)	388,495	(123,003)	660,511

Net increase (decrease) in assets from principal transactions	598,791	1,455,492	(229,443)	633,305

Total increase (decrease) in assets	(788,912)	2,484,723	(971,441)	1,213,140

Assets, beginning of period	9,546,882	7,062,159	4,939,867	3,726,727

Assets, end of period	$8,757,970	$9,546,882	$3,968,426	$4,939,867

See accompanying notes.

Sub-Account
International Opportunities Trust Series 1		International Small Company Trust Series 0		International Small Company Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$3,133	$6,726	$11,768	$14,589	$37,107	$67,943

3,133	6,726	11,768	14,589	37,107	67,943

3,268	3,160	—	—	10,503	12,469

(135)	3,566	11,768	14,589	26,604	55,474

—	—	—	—	—	—
49,574	116,806	14,997	7,429	260,979	31,908

49,574	116,806	14,997	7,429	260,979	31,908
(204,757)	(77,922)	(130,278)	92,826	(603,039)	504,518

(155,318)	42,450	(103,513)	114,844	(315,456)	591,900

34,518	37,570	114,981	121,899	124,154	98,986
(27,989)	(20,076)	(42,499)	(23,132)	(216,481)	(163,997)
—	—	1,135	—	978	9,886
307,561	(327,563)	29,676	28,419	(372,681)	(233,576)

314,090	(310,069)	103,293	127,186	(464,030)	(288,701)

158,772	(267,619)	(220)	242,030	(779,486)	303,199

519,724	787,343	614,404	372,374	2,810,297	2,507,098

$678,496	$519,724	$614,184	$614,404	$2,030,811	$2,810,297

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 0		International Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$109,877	$79,907	$163,419	$172,639

Total Investment Income	109,877	79,907	163,419	172,639
Expenses:
Mortality and expense risk	—	—	28,780	38,684

Net investment income (loss)	109,877	79,907	134,639	133,955

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	442,550	168,517	498,524	(721,214)

Realized gains (losses)	442,550	168,517	498,524	(721,214)
Unrealized appreciation (depreciation) during the period	(1,235,805)	91,700	(1,421,892)	1,164,112

Net increase (decrease) in assets from operations	(683,378)	340,124	(788,729)	576,853

Changes from principal transactions:
Transfer of net premiums	489,362	307,377	132,035	169,873
Transfer on terminations	(129,815)	(320,456)	(2,593,005)	(1,573,952)
Transfer on policy loans	(1,791)	(4,865)	(1,006)	8,437
Net interfund transfers	(60,866)	2,445,761	(255,918)	(101,151)

Net increase (decrease) in assets from principal transactions	296,890	2,427,817	(2,717,894)	(1,496,793)

Total increase (decrease) in assets	(386,488)	2,767,941	(3,506,623)	(919,940)

Assets, beginning of period	4,136,819	1,368,878	9,306,276	10,226,216

Assets, end of period	$3,750,331	$4,136,819	$5,799,653	$9,306,276

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1		Large Cap Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$21,248	$29,808	$256,333	$273,117	$6,609	$3,957
21,248	29,808	256,333	273,117	6,609	3,957

—	—	32,372	31,060	—	—

21,248	29,808	223,961	242,057	6,609	3,957

—	—	—	—	—	—
13,981	10,810	25,305	9,106	(353,610)	1,742

13,981	10,810	25,305	9,106	(353,610)	1,742
9,968	(21,435)	182,248	87,637	(21,230)	37,746

45,197	19,183	431,514	338,800	(368,231)	43,445

42,427	40,614	249,548	206,419	412,227	48,546
(220,501)	(38,461)	(729,366)	(742,913)	(29,476)	(8,668)
(5,717)	—	57,681	22,035	(338)	(1)
4,259	349,516	1,061,506	(80,495)	12,055	67,905

(179,532)	351,669	639,369	(594,954)	394,468	107,782

(134,335)	370,852	1,070,883	(256,154)	26,237	151,227

641,591	270,739	5,170,750	5,426,904	423,904	272,677

$507,256	$641,591	$6,241,633	$5,170,750	$450,141	$423,904

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10
Income:
Dividend income distribution	$27,114	$21,460	$4,623	$9,793

Total Investment Income	27,114	21,460	4,623	9,793
Expenses:
Mortality and expense risk	9,866	11,408	—	—

Net investment income (loss)	17,248	10,052	4,623	9,793

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(55,309)	(106,634)	107,242	49,400

Realized gains (losses)	(55,309)	(106,634)	107,242	49,400
Unrealized appreciation (depreciation) during the period	11,216	359,801	(42,934)	(8,784)

Net increase (decrease) in assets from operations	(26,845)	263,219	68,931	50,409

Changes from principal transactions:
Transfer of net premiums	82,738	88,082	47,024	125,329
Transfer on terminations	(567,772)	(396,739)	(16,801)	(91,545)
Transfer on policy loans	30,480	(3,872)	(337)	543
Net interfund transfers	297,434	(75,808)	(965,009)	227,917

Net increase (decrease) in assets from principal transactions	(157,120)	(388,337)	(935,123)	262,244

Total increase (decrease) in assets	(183,965)	(125,118)	(866,192)	312,653

Assets, beginning of period	2,135,887	2,261,005	866,192	553,539

Assets, end of period	$1,951,922	$2,135,887	—	$866,192

(h)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$5,769	$12,716	$142,100	$124,530	$81,896	$79,548

5,769	12,716	142,100	124,530	81,896	79,548

1,945	7,930	—	—	28,224	32,137

3,824	4,786	142,100	124,530	53,672	47,411

—	—	—	—	—	—
292,554	(362,374)	425,844	163,063	557,640	1,486,239

292,554	(362,374)	425,844	163,063	557,640	1,486,239
(214,956)	437,247	(1,084,072)	793,607	(958,076)	(920,163)

81,422	79,659	(516,128)	1,081,200	(346,764)	613,487

15,331	52,002	1,076,748	1,324,430	362,816	195,848
(51,308)	(273,415)	(464,998)	(557,074)	(164,707)	(2,181,325)
934	415	110,675	(131,258)	—	37,951
(1,151,218)	(1,335,011)	285,717	1,961,359	(103,314)	(811,935)

(1,186,261)	(1,556,009)	1,008,142	2,597,457	94,795	(2,759,461)

(1,104,839)	(1,476,350)	492,014	3,678,657	(251,969)	(2,145,974)

1,104,839	2,581,189	6,885,583	3,206,926	4,596,754	6,742,728

—	$1,104,839	$7,377,597	$6,885,583	$4,344,785	$4,596,754

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$618,841	$303,520	$440,155	$294,422

Total Investment Income	618,841	303,520	440,155	294,422
Expenses:
Mortality and expense risk	—	—	70,825	52,581

Net investment income (loss)	618,841	303,520	369,330	241,841

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	482,358	434,292	566,173	955,178

Realized gains (losses)	482,358	434,292	566,173	955,178
Unrealized appreciation (depreciation) during the period	(1,059,344)	297,902	(960,209)	(150,633)

Net increase (decrease) in assets from operations	41,855	1,035,714	(24,706)	1,046,386

Changes from principal transactions:
Transfer of net premiums	4,718,186	3,210,425	1,657,591	767,997
Transfer on terminations	(901,158)	(717,991)	(748,736)	(2,684,317)
Transfer on policy loans	23,609	(132,979)	(12,598)	(29,203)
Net interfund transfers	2,691,918	3,575,614	334,995	3,587,645

Net increase (decrease) in assets from principal transactions	6,532,555	5,935,069	1,231,252	1,642,122

Total increase (decrease) in assets	6,574,410	6,970,783	1,206,546	2,688,508

Assets, beginning of period	11,390,337	4,419,554	11,701,787	9,013,279

Assets, end of period	$17,964,747	$11,390,337	$12,908,333	$11,701,787

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$206,775	$87,005	$131,641	$61,557	$549,279	$334,303

206,775	87,005	131,641	61,557	549,279	334,303

—	—	13,820	10,654	—	—

206,775	87,005	117,821	50,903	549,279	334,303

—	—	—	—	—	—
75,131	69,804	187,704	87,620	477,219	(203,893)

75,131	69,804	187,704	87,620	477,219	(203,893)
(121,182)	10,340	(209,508)	39,010	(1,458,157)	1,437,438

160,724	167,149	96,017	177,533	(431,659)	1,567,848

1,195,149	980,638	220,262	140,819	3,737,859	3,924,854
(261,178)	(171,206)	(269,431)	(148,144)	(1,209,132)	(1,078,908)
38,914	(43,218)	554	2,862	129,991	(409,084)
592,287	1,118,158	793,679	376,428	2,510,778	2,027,944

1,565,172	1,884,372	745,064	371,965	5,169,496	4,464,806

1,725,896	2,051,521	841,081	549,498	4,737,837	6,032,654

3,268,150	1,216,629	2,350,294	1,800,796	14,460,188	8,427,534

$4,994,046	$3,268,150	$3,191,375	$2,350,294	$19,198,025	$14,460,188

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$248,018	$189,486	$246,494	$120,296

Total Investment Income	248,018	189,486	246,494	120,296
Expenses:
Mortality and expense risk	46,623	56,042	—	—

Net investment income (loss)	201,395	133,444	246,494	120,296

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	403,541	529,125	133,053	76,302

Realized gains (losses)	403,541	529,125	133,053	76,302
Unrealized appreciation (depreciation) during the period	(752,758)	354,237	(258,512)	166,281

Net increase (decrease) in assets from operations	(147,822)	1,016,806	121,035	362,879

Changes from principal transactions:
Transfer of net premiums	368,334	283,507	2,039,285	2,561,599
Transfer on terminations	(629,181)	(2,927,610)	(391,709)	(1,092,784)
Transfer on policy loans	(26,766)	(41,582)	17,636	(18,386)
Net interfund transfers	798,112	(1,357,505)	274,027	(471,442)

Net increase (decrease) in assets from principal transactions	510,499	(4,043,190)	1,939,239	978,987

Total increase (decrease) in assets	362,677	(3,026,384)	2,060,274	1,341,866

Assets, beginning of period	8,411,397	11,437,781	4,619,782	3,277,916

Assets, end of period	$8,774,074	$8,411,397	$6,680,056	$4,619,782

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$95,647	$74,504	$38,121	$34,110	$66,886	$115,208

95,647	74,504	38,121	34,110	66,886	115,208

16,953	11,607	—	—	44,755	45,568

78,694	62,897	38,121	34,110	22,131	69,640

—	—	128,464	—	316,342	—
184,058	102,208	558,949	102,574	696,448	(1,456)

184,058	102,208	687,413	102,574	1,012,790	(1,456)
(217,280)	71,666	(831,773)	484,531	(1,471,784)	2,477,228

45,472	236,771	(106,239)	621,215	(436,863)	2,545,412

536,431	113,062	1,282,852	763,081	157,780	147,050
(1,306,985)	(94,350)	(322,340)	(315,319)	(473,974)	(436,526)
(2,565)	(4,001)	66,969	(67,159)	(290)	(401)
376,261	478,180	357,149	982,278	(2,458,703)	(487,986)

(396,858)	492,891	1,384,630	1,362,881	(2,775,187)	(777,863)

(351,386)	729,662	1,278,391	1,984,096	(3,212,050)	1,767,549

2,967,735	2,238,073	3,772,366	1,788,270	12,202,258	10,434,709

$2,616,349	$2,967,735	$5,050,757	$3,772,366	$8,990,208	$12,202,258

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	$3	—	$4

Total Investment Income	—	3	—	4
Expenses:
Mortality and expense risk	—	—	22,276	27,222

Net investment income (loss)	—	3	(22,276)	(27,218)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	475,526	233,520	762,390	64,292

Realized gains (losses)	475,526	233,520	762,390	64,292
Unrealized appreciation (depreciation) during the period	(1,029,297)	609,920	(1,133,978)	1,116,335

Net increase (decrease) in assets from operations	(553,771)	843,443	(393,864)	1,153,409

Changes from principal transactions:
Transfer of net premiums	161,448	153,959	107,199	153,441
Transfer on terminations	(224,629)	(288,541)	(1,378,649)	(999,245)
Transfer on policy loans	(50,072)	297	(393)	7,234
Net interfund transfers	1,132,169	49,985	(131,291)	(372,773)

Net increase (decrease) in assets from principal transactions	1,018,916	(84,300)	(1,403,134)	(1,211,343)

Total increase (decrease) in assets	465,145	759,143	(1,796,998)	(57,934)

Assets, beginning of period	4,442,910	3,683,767	6,248,503	6,306,437

Assets, end of period	$4,908,055	$4,442,910	$4,451,505	$6,248,503

See accompanying notes.

Sub-Account
Mid Value Trust Series 0		Mid Value Trust Series 1		Money Market Trust B Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$53,288	$126,192	$30,591	$99,343	—	$19,537

53,288	126,192	30,591	99,343	—	19,537

—	—	17,860	20,669	—	—

53,288	126,192	12,731	78,674	—	19,537

—	22,926	—	17,691	34,393	—
643,404	835,235	587,344	704,370	—	—

643,404	858,161	587,344	722,061	34,393	—
(1,107,644)	(74,337)	(788,213)	(61,024)	—	—

(410,952)	910,016	(188,138)	739,711	34,393	19,537

501,312	301,763	154,595	92,965	28,096,396	43,199,669
(199,360)	(287,968)	(1,233,562)	(520,900)	(4,094,644)	(9,546,512)
(1,847)	—	3,151	23,329	(37,229)	(849,514)
(87,112)	65,158	35,312	(78,439)	(11,173,707)	(40,221,734)

212,993	78,953	(1,040,504)	(483,045)	12,790,816	(7,418,091)

(197,959)	988,969	(1,228,642)	256,666	12,825,209	(7,398,554)

6,272,355	5,283,386	5,165,985	4,909,319	37,529,888	44,928,442

$6,074,396	$6,272,355	$3,937,343	$5,165,985	$50,355,097	$37,529,888

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	$14,088	$11,697

Total Investment Income	—	—	14,088	11,697
Expenses:
Mortality and expense risk	105,261	132,172	—	—

Net investment income (loss)	(105,261)	(132,172)	14,088	11,697

Realized gains (losses) on investments:
Capital gain distributions	18,732	273	—	—
Net realized gains (losses)	—	—	40,534	244,429

Realized gains (losses)	18,732	273	40,534	244,429
Unrealized appreciation (depreciation) during the period	—	—	(627,816)	16,648

Net increase (decrease) in assets from operations	(86,529)	(131,899)	(573,194)	272,774

Changes from principal transactions:
Transfer of net premiums	1,872,597	1,644,376	170,618	157,881
Transfer on terminations	(2,612,820)	(3,921,465)	(119,606)	(381,951)
Transfer on policy loans	(10,740)	122,455	(27,288)	(1,448)
Net interfund transfers	6,930,639	(12,315,020)	951,981	(342,735)

Net increase (decrease) in assets from principal transactions	6,179,676	(14,469,654)	975,705	(568,253)

Total increase (decrease) in assets	6,093,147	(14,601,553)	402,511	(295,479)

Assets, beginning of period	21,281,600	35,883,153	1,791,513	2,086,992

Assets, end of period	$27,374,747	$21,281,600	$2,194,024	$1,791,513

(e)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Natural Resources Trust Series 1		Overseas Equity Trust Series 0	Pacific Rim Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/10 (n)

$27,842	$35,019	$16,769	$2,180

27,842	35,019	16,769	2,180

30,373	27,345	—	—

(2,531)	7,674	16,769	2,180

—	—	—	—
727,379	479,742	(215,532)	113,688

727,379	479,742	(215,532)	113,688
(2,054,299)	269,898	175,072	(103,086)

(1,329,451)	757,314	(23,691)	12,782

346,607	261,666	8,183	8,785
(389,007)	(268,448)	(21,953)	(8,463)
14	8,394	—	—
(13,276)	167,820	(2,403,505)	(511,290)

(55,662)	169,432	(2,417,275)	(510,968)

(1,385,113)	926,746	(2,440,966)	(498,186)

6,179,506	5,252,760	2,440,966	498,186

$4,794,393	$6,179,506	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$11,048	$123,217	$133,908

Total Investment Income	11,048	123,217	133,908
Expenses:
Mortality and expense risk	4,596	—	—

Net investment income (loss)	6,452	123,217	133,908

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(101,428)	1,218,060	624,194

Realized gains (losses)	(101,428)	1,218,060	624,194
Unrealized appreciation (depreciation) during the period	145,105	(641,294)	1,005,367

Net increase (decrease) in assets from operations	50,129	699,983	1,763,469

Changes from principal transactions:
Transfer of net premiums	41,491	608,545	423,894
Transfer on terminations	(115,665)	(246,463)	(227,371)
Transfer on policy loans	3,640	942	—
Net interfund transfers	(2,405,013)	(826,882)	21,475

Net increase (decrease) in assets from principal transactions	(2,475,547)	(463,858)	217,998

Total increase (decrease) in assets	(2,425,418)	236,125	1,981,467

Assets, beginning of period	2,425,418	7,528,838	5,547,371

Assets, end of period	—	$7,764,963	$7,528,838

(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$185,922	$237,829	$333,880	$780,339	$194,602	$553,396

185,922	237,829	333,880	780,339	194,602	553,396

77,462	76,773	—	—	20,664	21,849

108,460	161,056	333,880	780,339	173,938	531,547

—	—	—	—	—	—
(581,355)	(1,686,283)	148,213	45,576	(55,102)	98,466

(581,355)	(1,686,283)	148,213	45,576	(55,102)	98,466
1,651,615	4,757,337	402,264	(361,379)	324,423	(269,666)

1,178,720	3,232,110	884,357	464,536	443,259	360,347

426,410	418,136	1,163,340	842,762	69,243	130,875
(2,329,533)	(2,337,158)	(428,981)	(221,468)	(252,820)	(194,936)
240,978	46,002	5,830	(1,406)	417	14,268
(1,083,193)	359,776	310,745	2,167,194	218,812	545,159

(2,745,338)	(1,513,244)	1,050,934	2,787,082	35,652	495,366

(1,566,618)	1,718,866	1,935,291	3,251,618	478,911	855,713

13,957,541	12,238,675	7,010,975	3,759,357	4,890,281	4,034,568

$12,390,923	$13,957,541	$8,946,266	$7,010,975	$5,369,192	$4,890,281

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 0		Science & Technology Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	$1	—	$4

Total Investment Income	—	1	—	4
Expenses:
Mortality and expense risk	—	—	33,898	29,721

Net investment income (loss)	—	1	(33,898)	(29,717)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	68,481	168,318	1,298,477	449,281

Realized gains (losses)	68,481	168,318	1,298,477	449,281
Unrealized appreciation (depreciation) during the period	(144,368)	(4,062)	(1,894,038)	923,720

Net increase (decrease) in assets from operations	(75,887)	164,257	(629,459)	1,343,284

Changes from principal transactions:
Transfer of net premiums	254,638	108,268	293,967	176,411
Transfer on terminations	(55,357)	(197,927)	(994,761)	(362,586)
Transfer on policy loans	(39,989)	(205)	4,417	952
Net interfund transfers	54,555	90,946	814,076	56,570

Net increase (decrease) in assets from principal transactions	213,847	1,082	117,699	(128,653)

Total increase (decrease) in assets	137,960	165,339	(511,760)	1,214,631

Assets, beginning of period	950,795	785,456	6,814,980	5,600,349

Assets, end of period	$1,088,755	$950,795	$6,303,220	$6,814,980

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.
(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Short Term Government Income Trust Series 0		Short Term Government Income Trust Series 1		Short-Term Bond Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/10 (az)

$22,261	$37,549	$61,097	$58,479	$13,251

22,261	37,549	61,097	58,479	13,251

—	—	12,812	11,207	—

22,261	37,549	48,285	47,272	13,251

4,474	853	6,830	705	—
(11,473)	60,912	11,428	33,841	33,190

(6,999)	61,765	18,258	34,546	33,190
36,046	(37,393)	(8,921)	(25,508)	(26,249)

51,308	61,921	57,622	56,310	20,192

181,292	68,148	87,435	86,404	6,824
(202,982)	(116,732)	(750,313)	(682,929)	(13,721)
(2,380)	(1,419)	746	1,268	(10,111)
(1,642,434)	2,350,895	(845,472)	4,491,813	(336,775)

(1,666,504)	2,300,892	(1,507,604)	3,896,556	(353,783)

(1,615,196)	2,362,813	(1,449,982)	3,952,866	(333,591)

2,362,813	—	3,952,866	—	333,591

$747,617	$2,362,813	$2,502,884	$3,952,866	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	5,479	3,111

Net investment income (loss)	—	—	(5,479)	(3,111)

Realized gains (losses) on investments:
Capital gain distributions	120,421	—	18,651	—
Net realized gains (losses)	435,632	624,663	138,218	58,719

Realized gains (losses)	556,053	624,663	156,869	58,719
Unrealized appreciation (depreciation) during the period	(917,348)	189,306	(232,179)	120,405

Net increase (decrease) in assets from operations	(361,295)	813,969	(80,789)	176,013

Changes from principal transactions:
Transfer of net premiums	104,100	158,026	39,714	32,191
Transfer on terminations	(136,283)	(174,977)	(47,327)	(36,983)
Transfer on policy loans	(6,302)	—	—	—
Net interfund transfers	381,241	(38,268)	151,645	472,488

Net increase (decrease) in assets from principal transactions	342,756	(55,219)	144,032	467,696

Total increase (decrease) in assets	(18,539)	758,750	63,243	643,709

Assets, beginning of period	4,343,714	3,584,964	993,900	350,191

Assets, end of period	$4,325,175	$4,343,714	$1,057,143	$993,900

See accompanying notes.

Sub-Account
Small Cap Index Trust Series 0		Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$38,025	$10,748	$29,761	$10,935	$145	—

38,025	10,748	29,761	10,935	145	—

—	—	12,094	10,072	—	—

38,025	10,748	17,667	863	145	—

13,335	—	11,925	—	—	—
338,196	156,741	265,071	132,973	23,181	7,981

351,531	156,741	276,996	132,973	23,181	7,981
(544,417)	294,169	(483,223)	366,361	(19,985)	21,718

(154,861)	461,658	(188,560)	500,197	3,341	29,699

1,005,926	551,588	138,883	18,795	12,393	12,332
(222,313)	(198,645)	(224,852)	(212,218)	(38,310)	(12,673)
32,228	(38,995)	—	337	(1,938)	—
201,337	168,788	(84,746)	234,913	13,614	49,178

1,017,178	482,736	(170,715)	41,827	(14,241)	48,837

862,317	944,394	(359,275)	542,024	(10,900)	78,536

2,234,231	1,289,837	2,594,585	2,052,561	140,757	62,221

$3,096,548	$2,234,231	$2,235,310	$2,594,585	$129,857	$140,757

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 1		Small Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$828	—	$61,587	$24,829

Total Investment Income	828	—	61,587	24,829
Expenses:
Mortality and expense risk	5,067	5,061	—	—

Net investment income (loss)	(4,239)	(5,061)	61,587	24,829

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	105,850	55,769	633,587	601,707

Realized gains (losses)	105,850	55,769	633,587	601,707
Unrealized appreciation (depreciation) during the period	(165,454)	114,331	(618,941)	710,050

Net increase (decrease) in assets from operations	(63,843)	165,039	76,233	1,336,586

Changes from principal transactions:
Transfer of net premiums	11,846	28,707	612,306	318,425
Transfer on terminations	(124,270)	(131,044)	(172,678)	(132,799)
Transfer on policy loans	(1,888)	(196)	(1,594)	—
Net interfund transfers	(447,834)	375,921	39,121	364,413

Net increase (decrease) in assets from principal transactions	(562,146)	273,388	477,155	550,039

Total increase (decrease) in assets	(625,989)	438,427	553,388	1,886,625

Assets, beginning of period	1,361,445	923,018	6,409,799	4,523,174

Assets, end of period	$735,456	$1,361,445	$6,963,187	$6,409,799

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 1		Small Company Value Trust Series 0		Small Company Value Trust Series 1
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$3,867	$1,373	$6,684	$12,213	$35,353	$97,198

3,867	1,373	6,684	12,213	35,353	97,198

2,530	1,886	—	—	26,243	30,353

1,337	(513)	6,684	12,213	9,110	66,845

—	—	—	—	—	—
48,047	26,752	83,701	93,129	841,618	(30,359)

48,047	26,752	83,701	93,129	841,618	(30,359)
(40,234)	65,035	(114,200)	53,147	(893,080)	1,321,667

9,150	91,274	(23,815)	158,489	(42,352)	1,358,153

8,524	9,433	135,986	112,157	182,943	188,439
(30,914)	(17,727)	(51,600)	(219,166)	(1,135,136)	(1,044,039)
—	—	(3,619)	—	2,218	24,415
24,555	59,448	50,717	73,205	(347,315)	(591,716)

2,165	51,154	131,484	(33,804)	(1,297,290)	(1,422,901)

11,315	142,428	107,669	124,685	(1,339,642)	(64,748)

451,145	308,717	921,462	796,777	7,495,689	7,560,437

$462,460	$451,145	$1,029,131	$921,462	$6,156,047	$7,495,689

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Smaller Company Growth Trust Series 0		Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	106,431	107,364

Net investment income (loss)	—	—	(106,431)	(107,364)

Realized gains (losses) on investments:
Capital gain distributions	—	3,638	—	267,017
Net realized gains (losses)	11,014	15,952	787,681	408,085

Realized gains (losses)	11,014	19,590	787,681	675,102
Unrealized appreciation (depreciation) during the period	(47,527)	26,654	(1,933,951)	3,217,690

Net increase (decrease) in assets from operations	(36,513)	46,244	(1,252,701)	3,785,428

Changes from principal transactions:
Transfer of net premiums	80,711	38,017	737,886	788,036
Transfer on terminations	(23,589)	(118,611)	(3,574,520)	(3,028,607)
Transfer on policy loans	(348)	—	320,634	135,193
Net interfund transfers	(3,714)	26,626	(74,821)	(467,579)

Net increase (decrease) in assets from principal transactions	53,060	(53,968)	(2,590,821)	(2,572,957)

Total increase (decrease) in assets	16,547	(7,724)	(3,843,522)	1,212,471

Assets, beginning of period	191,551	199,275	19,230,310	18,017,839

Assets, end of period	$208,098	$191,551	$15,386,788	$19,230,310

(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Bond Trust Series 0	Strategic Bond Trust Series 1	Strategic Income Opportunities Trust Series 0
Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)

$94,735	$201,808	$230,954	$123,610

94,735	201,808	230,954	123,610

—	8,887	—	—

94,735	192,921	230,954	123,610

—	—	—	—
30,526	78,470	(16,331)	23,031

30,526	78,470	(16,331)	23,031
(35,294)	(68,038)	(189,905)	(57,644)

89,967	203,353	24,718	88,997

139,713	108,240	511,030	125,867
(34,107)	(82,751)	(232,441)	(80,141)
(1,435)	39	(4,607)	(3,000)
(698,353)	(1,823,540)	257,390	1,019,502

(594,182)	(1,798,012)	531,372	1,062,228

(504,215)	(1,594,659)	556,090	1,151,225

504,215	1,594,659	1,549,526	398,301

—	—	$2,105,616	$1,549,526

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Opportunities Trust Series 1		Total Bond Market Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$241,041	$201,206	$387,636	$388,945

Total Investment Income	241,041	201,206	387,636	388,945
Expenses:
Mortality and expense risk	13,133	5,028	—	—

Net investment income (loss)	227,908	196,178	387,636	388,945

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(6,984)	25,604	179,355	207,562

Realized gains (losses)	(6,984)	25,604	179,355	207,562
Unrealized appreciation (depreciation) during the period	(166,122)	(111,195)	98,941	(60,012)

Net increase (decrease) in assets from operations	54,802	110,587	665,932	536,495

Changes from principal transactions:
Transfer of net premiums	164,049	23,650	456,217	382,979
Transfer on terminations	(213,040)	(115,609)	(504,423)	(271,890)
Transfer on policy loans	(356)	22	2,192	—
Net interfund transfers	(467,874)	1,932,012	(1,739,725)	1,099,956

Net increase (decrease) in assets from principal transactions	(517,221)	1,840,075	(1,785,739)	1,211,045

Total increase (decrease) in assets	(462,419)	1,950,662	(1,119,807)	1,747,540

Assets, beginning of period	2,630,368	679,706	8,869,928	7,122,388

Assets, end of period	$2,167,949	$2,630,368	$7,750,121	$8,869,928

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Total Return Trust Series 0		Total Return Trust Series 1		Total Stock Market Index Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$1,161,847	$416,562	$1,892,623	$1,103,567	$8,082	$21,717

1,161,847	416,562	1,892,623	1,103,567	8,082	21,717

—	—	149,437	193,185	—	—

1,161,847	416,562	1,743,186	910,382	8,082	21,717

954,479	276,093	1,545,407	794,901	—	—
265,931	142,712	359,709	2,320,974	479,641	90,440

1,220,410	418,805	1,905,116	3,115,875	479,641	90,440
(1,440,344)	279,782	(2,034,093)	(707,009)	(391,665)	158,737

941,913	1,115,149	1,614,209	3,319,248	96,058	270,894

3,774,677	2,813,548	329,869	313,333	457,546	210,799
(1,553,640)	(1,034,509)	(3,915,591)	(3,948,815)	(38,999)	(207,999)
(96,401)	(47,501)	513	69,907	(169)	—
3,884,912	6,170,177	4,105,029	900,010	(1,603,094)	390,039

6,009,548	7,901,715	519,820	(2,665,565)	(1,184,716)	392,839

6,951,461	9,016,864	2,134,029	653,683	(1,088,658)	663,733

21,599,909	12,583,045	45,740,261	45,086,578	1,709,553	1,045,820

$28,551,370	$21,599,909	$47,874,290	$45,740,261	$620,895	$1,709,553

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 1		U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/10 (az)
Income:
Dividend income distribution	$24,074	$23,624	$22,010

Total Investment Income	24,074	23,624	22,010
Expenses:
Mortality and expense risk	10,010	6,974	—

Net investment income (loss)	14,064	16,650	22,010

Realized gains (losses) on investments:
Capital gain distributions	—	—	71,468
Net realized gains (losses)	54,973	21,779	(57,367)

Realized gains (losses)	54,973	21,779	14,101
Unrealized appreciation (depreciation) during the period	(73,821)	254,865	(2,548)

Net increase (decrease) in assets from operations	(4,784)	293,294	33,563

Changes from principal transactions:
Transfer of net premiums	151,861	54,681	3,864
Transfer on terminations	(194,401)	(147,488)	(57,731)
Transfer on policy loans	—	—	493
Net interfund transfers	58,600	969,629	(1,534,337)

Net increase (decrease) in assets from principal transactions	16,060	876,822	(1,587,711)

Total increase (decrease) in assets	11,276	1,170,116	(1,554,148)

Assets, beginning of period	1,899,563	729,447	1,554,148

Assets, end of period	$1,910,839	$1,899,563	—

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust Series 1	U.S. High Yield Bond Trust Series 0	U.S. High Yield Bond Trust Series 1
Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/10 (bb)

$42,526	$167,090	$374,003

42,526	167,090	374,003

5,552	—	2,829

36,974	167,090	371,174

141,486	140,983	310,607
(103,006)	(252,765)	(600,884)

38,480	(111,782)	(290,277)
(9,321)	(22,149)	(12,034)

66,133	33,159	68,863

44,187	38,286	28,236
(199,036)	(27,510)	(22,093)
(644)	—	—
(2,763,833)	(328,237)	(397,347)

(2,919,326)	(317,461)	(391,204)

(2,853,193)	(284,302)	(322,341)

2,853,193	284,302	322,341

—	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 0	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/11 (g)	Year Ended Dec. 31/11 (g)
Income:
Dividend income distribution	$1,693	$379

Total Investment Income	1,693	379
Expenses:
Mortality and expense risk	—	118

Net investment income (loss)	1,693	261

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(239)	(3)

Realized gains (losses)	(239)	(3)
Unrealized appreciation (depreciation) during the period	(1,816)	(433)

Net increase (decrease) in assets from operations	(362)	(175)

Changes from principal transactions:
Transfer of net premiums	—	—
Transfer on terminations	(4,008)	(1,000)
Transfer on policy loans	—	—
Net interfund transfers	120,072	28,000

Net increase (decrease) in assets from principal transactions	116,064	27,000

Total increase (decrease) in assets	115,702	26,825

Assets, beginning of period	—	—

Assets, end of period	$115,702	$26,825

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Utilities Trust Series 0		Utilities Trust Series 1		Value Trust Series 0
Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10

$ 37,227	$22,730	$71,733	$36,505	$6,286	$5,449

37,227	22,730	71,733	36,505	6,286	5,449

—	—	10,776	8,067	—	—

37,227	22,730	60,957	28,438	6,286	5,449

—	—	—	—	—	—
72,261	4,292	254,033	20,144	27,446	34,487

72,261	4,292	254,033	20,144	27,446	34,487
(39,015)	65,579	(222,387)	153,149	(31,498)	61,082

70,473	92,601	92,603	201,731	2,234	101,018

237,024	103,560	116,067	71,613	68,051	125,291
(82,194)	(78,946)	(195,757)	(68,770)	(32,088)	(117,771)
(26,800)	(2,049)	(94)	20,116	(78,905)	-
(218,775)	376,441	148,282	(50,649)	(20,857)	(183,501)

(90,745)	399,006	68,498	(27,690)	(63,799)	(175,981)

(20,272)	491,607	161,101	174,041	(61,565)	(74,963)

1,013,201	521,594	1,668,754	1,494,713	585,025	659,988

$ 992,929	$1,013,201	$1,829,855	$1,668,754	$523,460	$585,025

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 1		Total
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/11	Year Ended Dec. 31/10
Income:
Dividend income distribution	$40,992	$33,286	$13,527,177	$14,883,067

Total Investment Income	40,992	33,286	13,527,177	14,883,067
Expenses:
Mortality and expense risk	18,599	18,339	1,603,160	1,725,217

Net investment income (loss)	22,393	14,947	11,924,017	13,157,850

Realized gains (losses) on investments:
Capital gain distributions	—	—	3,895,142	3,998,661
Net realized gains (losses)	220,059	147,744	30,179,269	9,205,743

Realized gains (losses)	220,059	147,744	34,074,411	13,204,404
Unrealized appreciation (depreciation) during the period	(253,027)	489,307	(57,467,660)	43,829,217

Net increase (decrease) in assets from operations	(10,575)	651,998	(11,469,232)	70,191,471

Changes from principal transactions:
Transfer of net premiums	49,629	55,631	79,177,306	84,653,433
Transfer on terminations	(384,002)	(873,980)	(64,334,701)	(72,050,498)
Transfer on policy loans	292	(4,944)	855,694	(1,299,170)
Net interfund transfers	325,866	118,320	(8,975,465)	(12,226,981)

Net increase (decrease) in assets from principal transactions	(8,215)	(704,973)	6,722,834	(923,216)

Total increase (decrease) in assets	(18,790)	(52,975)	(4,746,398)	69,268,255

Assets, beginning of period	3,518,229	3,571,204	651,045,685	581,777,430

Assets, end of period	$3,499,439	$3,518,229	$646,299,287	$651,045,685

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2011

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 129 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 1 sub-account that invests in shares of other outside investment trusts as of December 31, 2011. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Trust’s Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Fundamental Holdings Trust Series 1	Fundamental Holdings Trust Series 1	October 31, 2011
American Global Diversification Trust Series 1	Global Diversification Trust Series 1	October 31, 2011
Optimized All Cap Trust	Fundamental All Cap Core Trust	June 27, 2011
Optimized Value Trust	Fundamental Large Cap Value Trust	June 27, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-account of the Account was commenced as an investment option:

New Fund	Effective Date
Bond Trust	October 31, 2011

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
American Bond Trust Series 1	Bond Trust	October 31, 2011
Core Diversified Growth & Income Trust Series 1	Lifestyle Growth Trust	October 31, 2011
Large Cap Value Trust	Equity-Income Trust	May 2, 2011

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$646,299,287
Level 2	—
Level 3	—

$646,299,287

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

5.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$13,071,997	$9,654,782
500 Index Trust Series 1	911,002	5,368,556
Active Bond Trust Series 0	138,320	300,416
Active Bond Trust Series 1	499,236	1,010,585
All Cap Core Trust Series 0	69,770	64,587
All Cap Core Trust Series 1	262,285	357,141
All Cap Value Trust Series 0	509,505	176,548
All Cap Value Trust Series 1	1,395,367	948,788
Alpha Opportunities Trust Series 0	8,388	271
Alpha Opportunities Trust Series 1	12,564	257
American Asset Allocation Trust Series 1	1,358,690	2,906,141
American Blue Chip Income and Growth Trust Series 1	849,024	920,446
American Bond Trust Series 1	811,466	2,785,300
American Global Growth Trust Series 1	72,339	2,042
American Global Small Capitalization Trust Series 1	73,818	39,581
American Growth Trust Series 1	3,794,962	7,189,017
American Growth-Income Trust Series 1	3,686,493	4,345,208

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American High-Income Bond Trust Series 1	$45,703	$26,576
American International Trust Series 1	5,251,856	8,657,276
American New World Trust Series 1	123,129	103,670
Balanced Trust Series 0	27,121	9,529
Balanced Trust Series 1	19,674	29,385
Blue Chip Growth Trust Series 0	8,622,965	7,511,282
Blue Chip Growth Trust Series 1	3,886,214	6,248,662
Bond Trust Series 0	467,182	5,091
Bond Trust Series 1	1,294,767	41,515
Capital Appreciation Trust Series 0	275,835	132,957
Capital Appreciation Trust Series 1	1,303,242	1,407,891
Capital Appreciation Value Trust Series 0	1,868	267,573
Capital Appreciation Value Trust Series 1	91,141	223,729
Core Allocation Plus Trust Series 0	17,315	491
Core Allocation Plus Trust Series 1	338,579	988,799
Core Bond Trust Series 0	192,598	280,960
Core Bond Trust Series 1	776,428	811,019
Core Diversified Growth & Income Trust Series 1	7,580	17,687
Core Strategy Trust Series 0	12,487	85,400
Core Strategy Trust Series 1	115	63
Disciplined Diversification Trust Series 0	17,046	86,830
Disciplined Diversification Trust Series 1	9,392	54,219
Emerging Markets Value Trust Series 0	813,563	167,418
Emerging Markets Value Trust Series 1	505,032	650,003
Equity-Income Trust Series 0	6,703,140	5,253,952
Equity-Income Trust Series 1	4,559,897	7,001,253
Financial Services Trust Series 0	154,625	25,728
Financial Services Trust Series 1	255,251	787,168
Franklin Templeton Founding Allocation Trust Series 0	100,613	438,918
Franklin Templeton Founding Allocation Trust Series 1	7,658	355
Fundamental All Cap Core Trust Series 0	85,993	18,261
Fundamental All Cap Core Trust Series 1	1,961,954	2,009,467
Fundamental Holdings Trust Series 1	635	645
Fundamental Large Cap Value Trust Series 0	48,663	9,507
Fundamental Large Cap Value Trust Series 1	—	—
Fundamental Value Trust Series 0	894,026	610,141
Fundamental Value Trust Series 1	1,050,518	3,287,437
Global Bond Trust Series 0	6,879,708	5,124,063
Global Bond Trust Series 1	1,996,117	2,461,530
Global Diversification Trust Series 1	44,694	97,360
Global Trust Series 0	58,554	103,969
Global Trust Series 1	327,656	1,115,549
Health Sciences Trust Series 0	440,682	205,102
Health Sciences Trust Series 1	2,576,769	2,016,558
High Yield Trust Series 0	611,399	1,489,738
High Yield Trust Series 1	2,344,324	3,166,329
International Core Trust Series 0	103,037	123,819
International Core Trust Series 1	1,386,471	1,549,827
International Equity Index Trust A Series 0	158,971	63,036
International Equity Index Trust A Series 1	2,730,345	3,371,657

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
International Equity Index Trust B Series 0	$4,972,987	$4,035,606
International Opportunities Trust Series 0	5,369,983	5,563,078
International Opportunities Trust Series 1	1,176,370	862,414
International Small Company Trust Series 0	255,902	140,840
International Small Company Trust Series 1	985,361	1,422,788
International Value Trust Series 0	5,858,635	5,451,869
International Value Trust Series 1	2,185,373	4,768,627
Investment Quality Bond Trust Series 0	111,641	269,925
Investment Quality Bond Trust Series 1	2,420,674	1,557,344
Large Cap Trust Series 0	14,986,184	14,585,106
Large Cap Trust Series 1	1,154,231	1,294,102
Large Cap Value Trust Series 0	72,193	1,002,694
Large Cap Value Trust Series 1	256,095	1,438,531
Lifestyle Aggressive Trust Series 0	3,020,626	1,870,384
Lifestyle Aggressive Trust Series 1	1,589,678	1,441,212
Lifestyle Balanced Trust Series 0	9,888,595	2,737,200
Lifestyle Balanced Trust Series 1	6,784,330	5,183,748
Lifestyle Conservative Trust Series 0	2,425,654	653,707
Lifestyle Conservative Trust Series 1	2,925,263	2,062,377
Lifestyle Growth Trust Series 0	8,191,635	2,472,859
Lifestyle Growth Trust Series 1	3,007,865	2,295,971
Lifestyle Moderate Trust Series 0	3,580,817	1,395,083
Lifestyle Moderate Trust Series 1	2,824,408	3,142,572
Mid Cap Index Trust Series 0	3,279,100	1,727,886
Mid Cap Index Trust Series 1	2,265,469	4,702,184
Mid Cap Stock Trust Series 0	2,345,692	1,326,775
Mid Cap Stock Trust Series 1	2,223,440	3,648,850
Mid Value Trust Series 0	2,380,864	2,114,583
Mid Value Trust Series 1	1,857,554	2,885,327
Money Market Trust B Series 0	62,590,836	49,765,627
Money Market Trust Series 1	22,708,167	16,615,020
Natural Resources Trust Series 0	1,403,801	414,008
Natural Resources Trust Series 1	3,408,973	3,467,166
Real Estate Securities Trust Series 0	2,100,920	2,441,561
Real Estate Securities Trust Series 1	2,679,995	5,316,874
Real Return Bond Trust Series 0	8,185,545	6,800,733
Real Return Bond Trust Series 1	3,972,522	3,762,931
Science & Technology Trust Series 0	448,788	234,940
Science & Technology Trust Series 1	4,009,968	3,926,168
Short Term Government Income Trust Series 0	1,148,979	2,788,747
Short Term Government Income Trust Series 1	3,297,613	4,750,103
Small Cap Growth Trust Series 0	1,676,291	1,213,114
Small Cap Growth Trust Series 1	788,783	631,578
Small Cap Index Trust Series 0	2,604,299	1,535,761
Small Cap Index Trust Series 1	2,171,969	2,313,092
Small Cap Opportunities Trust Series 0	91,981	106,076
Small Cap Opportunities Trust Series 1	450,986	1,017,370
Small Cap Value Trust Series 0	2,201,552	1,662,809
Small Cap Value Trust Series 1	442,874	439,372
Small Company Value Trust Series 0	412,801	274,633

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Company Value Trust Series 1	$2,453,507	$3,741,687
Smaller Company Growth Trust Series 0	223,089	170,028
Smaller Company Growth Trust Series 1	1,121,110	3,818,363
Strategic Income Opportunities Trust Series 0	1,405,322	642,996
Strategic Income Opportunities Trust Series 1	998,180	1,287,492
Total Bond Market Trust B Series 0	4,574,901	5,973,004
Total Return Trust Series 0	14,425,045	6,299,170
Total Return Trust Series 1	19,534,799	15,726,386
Total Stock Market Index Trust Series 0	794,443	1,971,077
Total Stock Market Index Trust Series 1	881,203	851,079
Ultra Short Term Bond Trust Series 0	267,641	149,885
Ultra Short Term Bond Trust Series 1	28,379	1,118
Utilities Trust Series 0	445,342	498,859
Utilities Trust Series 1	1,118,764	989,309
Value Trust Series 0	93,213	150,726
Value Trust Series 1	1,244,045	1,229,868
All Asset Portfolio	795,524	923,107

	$362,706,527	$340,164,539

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

9.	Subsequent Events

In accordance with the provision set forth in ASC 855 - Subsequent Events (“ASC 855”), Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 30, 2012 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,290,604	1,301,021	1,219,448	1,025,869	962,976
Units issued	619,564	517,339	698,381	805,900	588,557
Units redeemed	(519,312)	(527,756)	(616,808)	(612,321)	(525,664)

Units, end of period	1,390,856	1,290,604	1,301,021	1,219,448	1,025,869

Unit value, end of period $	14.50 to 24.63	14.53 to 24.18	12.77 to 21.05	10.17 to 16.66	16.28 to 26.53
Assets, end of period $	29,723,881	26,434,250	22,312,778	16,165,681	20,742,059
Investment income ratio*	1.93%	1.84%	2.30%	2.35%	3.00%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.70%
Total return, lowest to highest***	0.95% to 1.87%	14.06% to 14.85%	25.53% to 26.36%	(37.60%) to (37.19%)	4.51% to 5.25%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	481,864	622,022	1,495,132	1,964,200	895,420
Units issued	69,345	257,975	1,120,394	694,681	2,318,216
Units redeemed	(449,901)	(398,133)	(1,993,504)	(1,163,749)	(1,249,436)

Units, end of period	101,308	481,864	622,022	1,495,132	1,964,200

Unit value, end of period $	11.54 to 12.73	11.73 to 12.21	10.29 to 10.67	8.22 to 8.49	13.16 to 13.53
Assets, end of period $	1,221,762	5,812,898	6,527,296	12,533,893	26,274,333
Investment income ratio*	0.67%	1.35%	1.52%	0.68%	2.26%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	0.83% to 1.75%	14.03% to 14.48%	25.13% to 25.64%	(37.51%) to (37.26%)	4.39% to 4.83%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	6,841	4,896	10,376	10,394	2,511
Units issued	2,108	4,921	3,279	13,837	11,919
Units redeemed	(5,078)	(2,976)	(8,759)	(13,855)	(4,036)

Units, end of period	3,871	6,841	4,896	10,376	10,394

Unit value, end of period $	60.42	57.02	50.05	40.09	44.78
Assets, end of period $	233,806	389,972	245,021	415,916	465,396
Investment income ratio*	4.23%	10.01%	4.48%	5.06%	12.60%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	5.97%	13.91%	24.86%	(10.48%) to (7.37%)	4.03%

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	83,593	86,344	67,710	141,516	339,657
Units issued	25,119	36,499	108,085	174,296	133,020
Units redeemed	(56,673)	(39,250)	(89,451)	(248,102)	(331,161)

Units, end of period	52,039	83,593	86,344	67,710	141,516

Unit value, end of period $	17.48 to 18.56	16.91 to 17.34	14.95 to 15.19	12.06 to 12.21	13.54 to 13.69
Assets, end of period $	926,985	1,419,732	1,297,722	820,988	1,929,828
Investment income ratio*	4.54%	7.99%	9.00%	4.00%	9.09%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	4.87% to 5.81%	13.11% to 13.62%	24.00% to 24.44%	(11.11%) to (10.80%)	3.30% to 3.73%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/11 (bf)	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	131,872	116,482	50,680	52,918	51,984
Units issued	43,749	69,869	97,260	51,452	29,880
Units redeemed	(55,515)	(54,479)	(31,458)	(53,690)	(28,946)

Units, end of period	120,106	131,872	116,482	50,680	52,918

Unit value, end of period $	18.18 to 19.48	13.58 to 18.35	12.05 to 16.67	9.93 to 13.72	16.32 to 16.45
Assets, end of period $	1,775,553	1,987,169	1,563,518	671,955	867,298
Investment income ratio*	6.34%	6.94%	9.51%	5.40%	6.92%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.00% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	0.75% to 1.66%	11.98% to 12.71%	20.52% to 20.89%	(16.71%) to (12.60%)	7.29% to 7.52%

(bf) Fund has no Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	20,587	14,832	1,899	2,196	23
Units issued	5,406	7,798	15,567	207,065	2,544
Units redeemed	(5,207)	(2,043)	(2,634)	(207,362)	(371)

Units, end of period	20,786	20,587	14,832	1,899	2,196

Unit value, end of period $	11.76	11.71	10.36	8.05	13.34
Assets, end of period $	244,445	241,137	153,621	15,283	29,280
Investment income ratio*	1.09%	1.26%	2.08%	1.09%	1.93%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.40%	13.09%	28.61%	(39.60%) to (26.69%)	2.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/09		Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	29,325	68,668		411,878		556,146	234,795
Units issued	14,019	4,369		79,155		155,444	480,351
Units redeemed	(19,192)	(43,712)		(422,365)		(299,712)	(159,000)

Units, end of period	24,152	29,325		68,668		411,878	556,146

Unit value, end of period $	9.50 to 18.40	17.08 to 17.78		15.29 to 15.77		11.98 to 12.31	19.90 to 20.46
Assets, end of period $	413,811	504,744		1,059,003		5,019,487	11,287,106
Investment income ratio*	0.94%	0.76%		1.25%		1.55%	1.52%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.30% to 0.70%		0.30% to 0.65%		0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(0.49%) to 0.41%	12.25% to 12.70%		27.62% to 28.08%		(40.02%) to (39.81%)	1.95% to 2.35%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10		Year Ended Dec. 31/09		Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	15,042	42,141		21,831		3,203	23
Units issued	33,908	24,757		44,155		22,505	4,384
Units redeemed	(12,059)	(51,856)		(23,845)		(3,877)	(1,204)

Units, end of period	36,891	15,042		42,141		21,831	3,203

Unit value, end of period $	14.06	14.67		12.38		9.78	13.74
Assets, end of period $	518,670	220,669		521,779		213,526	44,000
Investment income ratio*	0.48%	0.2	0%	0.7	4%	2.30%	2.41%
Expense ratio, lowest to highest**	0.00%	0.00%		0.00%		0.00%	0.00%
Total return, lowest to highest***	(4.17%)	18.50%		26.59%		(28.80%) to (19.83%)	8.68%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	179,275	115,523	363,932	462,488	116,701
Units issued	70,122	129,563	33,538	67,408	390,109
Units redeemed	(49,189)	(65,811)	(281,947)	(165,964)	(44,322)

Units, end of period	200,208	179,275	115,523	363,932	462,488

Unit value, end of period $	17.66 to 19.44	19.05 to 19.90	16.21 to 16.71	12.88 to 13.23	18.21 to 18.64
Assets, end of period $	3,713,797	3,492,399	1,904,662	4,771,874	8,557,532
Investment income ratio*	0.36%	0.46%	0.47%	0.80%	2.02%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(5.06%) to (4.21%)	17.59%to 18.12%	25.79% to 26.23%	(29.25%) to (28.99%)	7.62% to 8.01%

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	324	15,886	—
Units issued	513	379	15,886
Units redeemed	(19)	(15,941)	—

Units, end of period	818	324	15,886

Unit value, end of period $	13.70	14.89	12.73
Assets, end of period $	11,203	4,817	202,244
Investment income ratio*	0.35%	0.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(8.02%)	16.98%	27.31%

(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)
Units, beginning of period	68	—
Units issued	958	70
Units redeemed	(17)	(2)

Units, end of period	1,009	68

Unit value, end of period $	12.66 to 12.96	13.97
Assets, end of period $	12,862	949
Investment income ratio*	0.62%	0.70%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.65%
Total return, lowest to highest***	(8.96%) to (8.14%)	16.17%

(g) Fund available in prior year but no activity.

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	1,142,310	1,347,946	29,748	—
Units issued	119,383	228,225	1,527,333	30,140
Units redeemed	(283,962)	(433,861)	(209,135)	(392)

Units, end of period	977,731	1,142,310	1,347,946	29,748

Unit value, end of period $	9.82 to 10.15	9.87 to 10.06	8.87 to 8.98	7.23 to 7.26
Assets, end of period $	9,708,956	11,308,578	11,976,200	215,822
Investment income ratio*	1.40%	1.53%	2.77%	8.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%
Total return, lowest to highest***	0.01% to 0.91%	11.27% to 12.07%	22.75% to 23.61%	(27.71%) to (27.39%)

(f) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	148,499	112,395	235,456	198,959	269,745
Units issued	51,321	69,650	114,968	219,437	117,978
Units redeemed	(56,785)	(33,546)	(238,029)	(182,940)	(188,764)

Units, end of period	143,035	148,499	112,395	235,456	198,959

Unit value, end of period $	16.28 to 17.57	11.92 to 16.95	10.64 to 15.23	8.36 to 12.04	13.21 to 19.15
Assets, end of period $	2,148,343	2,262,559	1,502,607	2,652,929	3,540,621
Investment income ratio*	1.36%	1.60%	1.30%	4.38%	2.35%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(2.18%) to (1.29%)	11.29% to 12.02%	26.52% to 27.32%	(37.14%) to (36.72%)	0.99% to 1.65%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/11 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	137,012	112,892	146,557	284,176	30,383
Units issued	55,684	106,822	109,801	237,329	417,624
Units redeemed	(192,696)	(82,702)	(143,466)	(374,948)	(163,831)

Units, end of period	—	137,012	112,892	146,557	284,176

Unit value, end of period $	14.71 to 15.52	11.92 to 14.41	11.24 to 13.68	10.02 to 12.27	11.10 to 13.68
Assets, end of period $	—	1,910,196	1,483,648	1,736,403	3,845,351
Investment income ratio*	0.00%	2.80%	2.22%	8.31%	4.39%
Expense ratio, lowest to highest**	0.00%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	3.45% to 4.23%	5.34% to 6.02%	11.48% to 12.21%	(10.30%) to (9.72%)	2.31% to 2.96%

(a) Terminated as an investment option and funds transferred to Bond Trust on October 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bd)
Units, beginning of period	30,482	—
Units issued	7,284	30,482
Units redeemed	(66)	—

Units, end of period	37,700	30,482

Unit value, end of period $	9.07 to 9.17	10.09 to 10.10
Assets, end of period $	343,828	307,651
Investment income ratio*	1.06%	6.23%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(10.05%) to (9.24%)	0.90% to 0.99%

(bd) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

Sub-Account
American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/11 (g)
Units, beginning of period	—
Units issued	7,101
Units redeemed	(4,016)

Units, end of period	3,085

Unit value, end of period $	8.10 to 8.19
Assets, end of period $	25,273
Investment income ratio*	1.64%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	(20.15%) to (19.43%)

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,150,584	1,055,312	1,656,204	1,130,158	1,885,429
Units issued	220,746	602,474	1,119,034	1,206,254	653,970
Units redeemed	(429,248)	(507,202)	(1,719,926)	(680,208)	(1,409,241)

Units, end of period	942,082	1,150,584	1,055,312	1,656,204	1,130,158

Unit value, end of period $	17.93 to 19.36	13.48 to 19.34	11.40 to 16.46	8.21 to 11.93	14.71 to 21.52
Assets, end of period $	15,091,745	19,293,612	15,119,166	18,483,137	23,277,773
Investment income ratio*	0.21%	0.36%	0.25%	2.08%	1.23%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(5.48%) to (4.63%)	17.47% to 18.24%	37.98% to 38.87%	(44.56%) to (44.20%)	11.20% to 11.94%

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	687,527	839,780	158,070	246,940	164,133
Units issued	275,600	90,377	957,864	282,920	204,622
Units redeemed	(315,703)	(242,630)	(276,154)	(371,790)	(121,815)

Units, end of period	647,424	687,527	839,780	158,070	246,940

Unit value, end of period $	16.08 to 17.35	11.87 to 16.82	10.69 to 15.25	8.17 to 11.77	13.20 to 19.14
Assets, end of period $	10,080,686	11,141,813	12,417,690	1,533,150	4,332,011
Investment income ratio*	1.15%	1.03%	1.61%	1.08%	2.32%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(2.97%) to (2.09%)	10.28% to 11.06%	29.88% to 30.79%	(38.48%) to (38.08%)	3.96% to 4.64%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
American High-Income Bond Trust Series 1
Year Ended Dec. 31/11 (g)
Units, beginning of period	—
Units issued	4,254
Units redeemed	(2,523)

Units, end of period	1,731

Unit value, end of period $	10.06 to 10.16
Assets, end of period $	17,482
Investment income ratio*	14.92%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	0.55% to 1.46%

(g) Fund available in prior year but no activity.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,471,085	1,474,064	1,592,548	1,766,825	1,393,157
Units issued	267,335	680,229	761,348	777,351	740,354
Units redeemed	(448,245)	(683,208)	(879,832)	(951,628)	(366,686)

Units, end of period	1,290,175	1,471,085	1,474,064	1,592,548	1,766,825

Unit value, end of period $	21.60 to 23.31	15.45 to 25.92	14.46 to 24.41	10.14 to 17.23	17.60 to 30.09
Assets, end of period $	22,460,044	30,600,335	28,772,677	22,506,461	46,461,807
Investment income ratio*	1.28%	1.68%	1.14%	3.64%	1.88%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(15.11%) to (14.34%)	6.19% to 6.88%	41.67% to 42.58%	(42.74%) to (42.37%)	18.80% to 19.58%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	35,679	1,441	—
Units issued	8,115	49,000	1,900
Units redeemed	(6,645)	(14,762)	(459)

Units, end of period	37,149	35,679	1,441

Unit value, end of period $	13.12 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $	493,337	556,143	19,195
Investment income ratio*	1.48%	3.05%	4.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(15.10%) to (14.33%)	16.67% to 17.43%	33.01% to 33.58%

(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	3,150	1,515	—
Units issued	1,930	2,068	1,520
Units redeemed	(715)	(433)	(5)

Units, end of period	4,365	3,150	1,515

Unit value, end of period $	13.57	13.41	11.91
Assets, end of period $	59,218	42,254	18,049
Investment income ratio*	1.70%	1.18%	4.81%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	1.13%	12.63%	19.11%

(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)
Units, beginning of period	2,660	—
Units issued	1,419	2,668
Units redeemed	(2,152)	(8)

Units, end of period	1,927	2,660

Unit value, end of period $	13.22 to 13.54	13.26
Assets, end of period $	25,637	35,267
Investment income ratio*	1.76%	2.12%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.65%
Total return, lowest to highest***	0.11% to 1.01%	11.86%

(g) Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	198,638	151,164	51,156	31,993	11,570
Units issued	128,002	83,088	127,285	35,457	37,198
Units redeemed	(111,580)	(35,614)	(27,277)	(16,294)	(16,775)

Units, end of period	215,060	198,638	151,164	51,156	31,993

Unit value, end of period $	66.93	65.97	56.75	39.69	69.05
Assets, end of period $	14,393,613	13,104,521	8,578,346	2,030,472	2,209,133
Investment income ratio*	0.01%	0.09%	0.19%	0.47%	0.85%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	1.45%	16.25%	42.97%	(42.52%) to (28.71%)	12.81%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	503,904	691,737	759,580	996,389	1,083,341
Units issued	150,811	306,704	334,151	442,153	327,662
Units redeemed	(238,915)	(494,537)	(401,994)	(678,962)	(414,614)

Units, end of period	415,800	503,904	691,737	759,580	996,389

Unit value, end of period $	13.51 to 26.83	24.66 to 25.92	21.48 to 22.26	15.13 to 15.62	26.40 to 27.25
Assets, end of period $	10,454,276	12,605,486	13,629,384	10,660,570	25,026,470
Investment income ratio*	0.01%	0.08%	0.13%	0.30%	0.71%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%
Total return, lowest to highest***	0.53% to 1.44%	15.34% to 15.92%	41.96% to 42.54%	(42.91%) to (42.68%)	11.96% to 12.46%

Sub-Account
Bond Trust Series 0
Year Ended Dec. 31/11 (c)
Units, beginning of period	—
Units issued	45,553
Units redeemed	(507)

Units, end of period	45,046

Unit value, end of period $	10.08
Assets, end of period $	454,140
Investment income ratio*	14.78%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	0.82%

(c) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Bond Trust Series 1
Year Ended Dec. 31/11 (c)
Units, beginning of period	—
Units issued	126,358
Units redeemed	(4,054)

Units, end of period	122,304

Unit value, end of period $	10.06 to 10.08
Assets, end of period $	1,231,681
Investment income ratio*	14.34%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	0.62% to 0.78%

(c) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	31,367	22,064	13,784	15,717	8,132
Units issued	19,021	17,891	23,788	80,292	21,870
Units redeemed	(9,333)	(8,588)	(15,508)	(82,225)	(14,285)

Units, end of period	41,055	31,367	22,064	13,784	15,717

Unit value, end of period $	13.90	13.88	12.41	8.72	13.89
Assets, end of period $	570,658	435,495	273,810	120,161	218,272
Investment income ratio*	0.12%	0.22%	0.31%	0.21%	0.48%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.11%	11.88%	42.35%	(37.24%) to (23.78%)	11.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	315,408	321,766	533,714	579,428	643,831
Units issued	94,547	259,764	300,813	275,841	206,246
Units redeemed	(99,445)	(266,122)	(512,761)	(321,555)	(270,649)

Units, end of period	310,510	315,408	321,766	533,714	579,428

Unit value, end of period $	12.88 to 14.18	13.24 to 13.89	11.97 to 12.34	8.47 to 8.70	13.53 to 13.90
Assets, end of period $	4,191,442	4,281,555	3,898,184	4,582,828	7,967,841
Investment income ratio*	0.07%	0.13%	0.24%	0.45%	0.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(0.82%) to 0.07%	11.05% to 11.61%	41.37% to 41.87%	(37.63%) to (37.42%)	10.83% to 11.28%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	23,931	15,751	—
Units issued	161	9,722	16,050
Units redeemed	(23,800)	(1,542)	(299)

Units, end of period	292	23,931	15,751

Unit value, end of period $	11.12	10.79	9.47
Assets, end of period $	3,254	258,101	149,143
Investment income ratio*	0.12%	2.04%	17.30%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	3.09%	13.91%	30.26%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	52,030	2,458	407	—
Units issued	7,209	61,199	2,153	422
Units redeemed	(19,912)	(11,627)	(102)	(15)

Units, end of period	39,327	52,030	2,458	407

Unit value, end of period $	10.75 to 11.12	10.59 to 10.67	9.36	7.23
Assets, end of period $	430,096	553,917	23,009	2,947
Investment income ratio*	1.25%	2.45%	7.80%	3.95%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.40% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	2.21% to 3.13%	13.21% to 13.49%	29.36%	(27.66%)

(f) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)
Units, beginning of period	621	—
Units issued	1,705	634
Units redeemed	(51)	(13)

Units, end of period	2,275	621

Unit value, end of period $	9.36	9.58
Assets, end of period $	21,301	5,951
Investment income ratio*	2.24%	2.36%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.26%)	10.57%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	561,892	581,747	—
Units issued	—	310,318	609,771
Units redeemed	(104,879)	(330,173)	(28,024)

Units, end of period	457,013	561,892	581,747

Unit value, end of period $	9.04 to 9.34	9.43 to 9.48	8.58 to 8.61
Assets, end of period $	4,215,840	5,323,691	4,999,225
Investment income ratio*	1.22%	1.14%	3.03%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.30% to 0.50%	0.30% to 0.50%
Total return, lowest to highest***	(3.19%) to (2.32%)	9.95% to 10.17%	24.57% to 24.81%

(g) Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	50,392	8,529	265	—
Units issued	10,634	43,634	9,696	523
Units redeemed	(20,322)	(1,771)	(1,432)	(258)

Units, end of period	40,704	50,392	8,529	265

Unit value, end of period $	14.71	13.58	12.67	11.53
Assets, end of period $	598,664	684,216	108,070	3,058
Investment income ratio*	3.28%	6.30%	3.96%	10.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.32%	7.17%	9.93%	1.41% to 3.36%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	29,647	28,219	1,599	87	27
Units issued	43,772	10,682	86,727	1,518	121
Units redeemed	(48,065)	(9,254)	(60,107)	(6)	(61)

Units, end of period	25,354	29,647	28,219	1,599	87

Unit value, end of period $	17.28 to 18.35	16.33 to 16.74	15.35 to 15.56	14.05 to 14.15	13.69 to 13.76
Assets, end of period $	447,272	485,274	433,606	22,482	1,200
Investment income ratio*	10.22%	2.70%	2.61%	15.48%	8.28%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.35% to 8.32%	6.39% to 6.87%	9.22% to 9.55%	2.63% to 2.82%	5.58% to 5.76%

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/11 (d)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	749	1,771	—
Units issued	528	570	3,553
Units redeemed	(1,277)	(1,592)	(1,782)

Units, end of period	—	749	1,771

Unit value, end of period $	13.57 to 13.88	13.40 to 13.55	12.16 to 12.21
Assets, end of period $	—	10,146	21,555
Investment income ratio*	2.07%	1.13%	1.40%
Expense ratio, lowest to highest**	0.00%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	1.69% to 2.45%	10.21% to 10.92%	21.61% to 22.14%

(d) Terminated as an investment option and funds transferred to Lifestyle Growth Trust on October 31, 2011.
(ax) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust Series 1.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	8,614	185	—
Units issued	1,136	8,646	189
Units redeemed	(8,019)	(217)	(4)

Units, end of period	1,731	8,614	185

Unit value, end of period $	10.34	10.32	9.17
Assets, end of period $	17,891	88,874	1,693
Investment income ratio*	1.65%	20.72%	2.88%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.19%	12.57%	21.93%

(ay) Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	58	111	—
Units issued	10	6	113
Units redeemed	(6)	(59)	(2)

Units, end of period	62	58	111

Unit value, end of period $	9.98 to 10.32	10.12	9.06
Assets, end of period $	624	587	1,011
Investment income ratio*	2.25%	1.51%	4.35%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	(0.69%) to 0.20%	11.70%	21.09%

(ay) Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	8,805	16,326	—
Units issued	1,564	9,331	16,641
Units redeemed	(8,139)	(16,852)	(315)

Units, end of period	2,230	8,805	16,326

Unit value, end of period $	10.21	10.42	9.19
Assets, end of period $	22,778	91,767	149,965
Investment income ratio*	1.70%	0.82%	15.46%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(2.04%)	13.45%	27.27%

(g) Fund available in prior year but no activity.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	4,363	111	—	—
Units issued	881	4,316	113	5,952
Units redeemed	(5,187)	(64)	(2)	(5,952)

Units, end of period	57	4,363	111	—

Unit value, end of period $	9.86 to 10.19	10.23	9.08	7.18
Assets, end of period $	572	44,616	1,009	—
Investment income ratio*	0.07%	8.29%	4.72%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.65%	0.65%	0.65%
Total return, lowest to highest***	(2.96%) to (2.09%)	12.66%	26.40%	(28.19%)

(f) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	57,448	48,314	17,645	—
Units issued	54,626	60,080	52,715	17,760
Units redeemed	(14,633)	(50,946)	(22,046)	(115)

Units, end of period	97,441	57,448	48,314	17,645

Unit value, end of period $	10.43	14.29	11.61	5.77
Assets, end of period $	1,016,405	821,128	560,976	101,749
Investment income ratio*	2.03%	1.95%	0.13%	18.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(27.02%)	23.11%	1.56% to 101.36%	(51.92%)

(g) Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	73,173	53,349	38,735	6,228	—
Units issued	23,815	49,763	39,554	35,677	6,275
Units redeemed	(38,685)	(29,939)	(24,940)	(3,170)	(47)

Units, end of period	58,303	73,173	53,349	38,735	6,228

Unit value, end of period $	12.47 to 13.01	17.42 to 17.58	14.25 to 14.35	7.13 to 7.16	14.93
Assets, end of period $	741,859	1,281,303	763,018	277,069	93,016
Investment income ratio*	1.41%	1.58%	0.08%	4.00%	2.90%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.40% to 0.65%	0.40% to 0.65%	0.40% to 0.65%	0.65%
Total return, lowest to highest***	(27.71%) to (27.06%)	22.23% to 22.53%	99.84% to 100.34%	(52.25%) to (52.13%)	19.46%

(w) Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	717,950	608,455	422,688	354,274	238,801
Units issued	223,078	214,121	379,345	269,861	177,383
Units redeemed	(192,276)	(104,626)	(193,578)	(201,447)	(61,910)

Units, end of period	748,752	717,950	608,455	422,688	354,274

Unit value, end of period $	27.90	28.12	24.40	19.40	30.29
Assets, end of period $	20,892,942	20,186,947	14,847,359	8,202,004	10,730,873
Investment income ratio*	1.90%	2.09%	2.41%	2.71%	3.15%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.76%)	15.23%	25.76%	(35.94%) to (24.93%)	3.39%

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07

Units, beginning of period	573,745	616,496	944,208	1,209,463	1,391,728
Units issued	161,901	274,455	610,045	365,614	555,776
Units redeemed	(261,519)	(317,206)	(937,757)	(630,869)	(738,041)

Units, end of period	474,127	573,745	616,496	944,208	1,209,463

Unit value, end of period $	18.77 to 27.11	25.48 to 26.79	22.39 to 23.21	17.93 to 18.51	28.08 to 28.97
Assets, end of period $	12,186,556	14,977,254	13,270,305	16,578,137	33,434,627
Investment income ratio*	1.73%	1.97%	2.19%	2.35%	2.82%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%
Total return, lowest to highest***	(1.70%) to (0.81%)	14.31% to 14.89%	24.91% to 25.41%	(36.38%) to (36.12%)	2.62% to 3.09%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	15,021	11,361	11,844	2,300	45
Units issued	8,182	9,351	12,978	14,881	6,446
Units redeemed	(1,380)	(5,691)	(13,461)	(5,337)	(4,191)

Units, end of period	21,823	15,021	11,361	11,844	2,300

Unit value, end of period $	16.96	18.72	16.68	11.79	21.29
Assets, end of period $	370,177	281,203	189,531	139,607	48,965
Investment income ratio*	2.01%	0.48%	0.77%	1.34%	1.83%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(9.39%)	12.22%	41.53%	(44.63%) to (29.96%)	(6.73%)

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	61,154	40,884	158,003	37,610	135,361
Units issued	16,544	91,248	53,886	251,270	45,254
Units redeemed	(54,928)	(70,978)	(171,005)	(130,877)	(143,005)

Units, end of period	22,770	61,154	40,884	158,003	37,610

Unit value, end of period $	12.81 to 14.10	14.63 to 15.28	13.12 to 13.47	9.34 to 9.56	16.99 to 17.33
Assets, end of period $	304,495	905,383	544,204	1,505,269	644,355
Investment income ratio*	1.01%	0.31%	0.63%	1.65%	1.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(10.32%) to (9.51%)	11.53% to 12.03%	40.49% to 40.91%	(45.01%) to (44.85%)	(7.42%) to (7.15%)

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	64,706	38,206	23,066	—
Units issued	9,528	42,673	39,529	23,225
Units redeemed	(44,987)	(16,173)	(24,389)	(159)

Units, end of period	29,247	64,706	38,206	23,066

Unit value, end of period $	9.75	9.89	8.93	6.79
Assets, end of period $	285,058	639,946	341,295	156,653
Investment income ratio*	1.72%	5.10%	6.82%	20.48%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(1.45%)	10.71%	31.52%	(32.08%) to (21.32%)

(f) Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

Sub-Account
Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/11 (g)
Units, beginning of period	—
Units issued	780
Units redeemed	(37)

Units, end of period	743

Unit value, end of period $	9.42 to 9.74
Assets, end of period $	7,070
Investment income ratio*	20.73%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	(2.28%) to (1.41%)

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07
Units, beginning of period	24,237	18,535	90,036	2,943	154
Units issued	6,839	9,686	18,980	142,562	3,223
Units redeemed	(1,525)	(3,984)	(90,481)	(55,469)	(434)

Units, end of period	29,551	24,237	18,535	90,036	2,943

Unit value, end of period $	11.74	11.98	10.02	7.81	13.73
Assets, end of period $	346,907	290,400	185,772	703,064	40,413
Investment income ratio*	1.22%	1.37%	1.12%	1.17%	1.57%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(2.02%)	19.55%	28.35%	(43.12%) to (28.05%)	3.82%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ae) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07
Units, beginning of period	15,676	5,876	4,357	53	50
Units issued	103,499	68,404	10,781	10,535	13,530
Units redeemed	(104,368)	(58,604)	(9,262)	(6,231)	(13,527)

Units, end of period	14,807	15,676	5,876	4,357	53

Unit value, end of period $	18.32 to 19.80	19.24 to 19.91	16.20 to 16.52	12.71 to 12.85	22.51 to 22.72
Assets, end of period $	281,982	306,228	96,452	56,007	1,200
Investment income ratio*	0.86%	1.64%	1.50%	0.96%	0.31%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(2.95%) to (2.08%)	18.78% to 19.31%	27.44% to 27.82%	(43.55%) to (43.43%)	3.11% to 3.31%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.
(ae) Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,232	75	—
Units issued	30	1,187	149
Units redeemed	(41)	(30)	(74)

Units, end of period	1,221	1,232	75

Unit value, end of period $	12.71 to 13.02	13.01 to 13.15	11.87 to 11.92
Assets, end of period $	15,624	16,043	897
Investment income ratio*	1.53%	3.18%	2.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(1.94%) to (1.05%)	9.64% to 10.36%	18.70% to 19.20%

(l) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07
Units, beginning of period	14,686	10,692	3,363	3,611	124
Units issued	4,306	4,788	9,599	2,253	5,310
Units redeemed	(857)	(794)	(2,270)	(2,501)	(1,823)

Units, end of period	18,135	14,686	10,692	3,363	3,611

Unit value, end of period $	10.94	10.74	9.46	7.60	12.91
Assets, end of period $	198,403	157,677	101,134	25,545	46,602
Investment income ratio*	1.15%	2.37%	2.64%	2.76%	3.20%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	1.90%	13.51%	24.53%	(41.15%) to (27.37%)	(5.17%)

(o) Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(af) Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07
Units, beginning of period	—	—	50	29,814	1,038
Units issued	—	1,285	2,897	8,708	56,475
Units redeemed	—	(1,285)	(2,947)	(38,472)	(27,699)

Units, end of period	—	—	—	50	29,814

Unit value, end of period $	14.52 to 15.56	14.65 to 15.09	13.13 to 13.20	10.50 to 10.65	17.97 to 18.17
Assets, end of period $	14	14	12	538	539,099
Investment income ratio*	1.01%	0.04%	0.07%	0.05%	2.27%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.45%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	0.83% to 1.75%	12.83% to 13.34%	23.92% to 24.02%	(41.58%) to (41.40%)	(5.81%) to (5.53%)

(o) Renamed on June 27, 2011. Previously known as Optimized Value Trust.
(af) Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	237,558	215,913	83,985	8,642	7,976
Units issued	71,293	135,430	253,970	84,974	2,280
Units redeemed	(52,658)	(113,785)	(122,042)	(9,631)	(1,614)

Units, end of period	256,193	237,558	215,913	83,985	8,642

Unit value, end of period $	11.52	11.96	10.57	8.02	13.20
Assets, end of period $	2,950,359	2,842,099	2,281,949	673,278	114,075
Investment income ratio*	0.88%	1.23%	1.00%	3.24%	1.77%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(3.74%)	13.20%	31.83%	(39.27%) to (27.52%)	4.08%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	692,765	702,850	591,549	235,968	258,420
Units issued	60,908	358,046	468,005	477,588	64,277
Units redeemed	(209,223)	(368,131)	(356,704)	(122,007)	(86,729)

Units, end of period	544,450	692,765	702,850	591,549	235,968

Unit value, end of period $	14.62 to 16.10	15.64 to 16.41	13.98 to 14.42	10.68 to 10.97	17.72 to 18.14
Assets, end of period $	8,359,838	11,118,689	9,947,392	6,384,680	4,226,469
Investment income ratio*	0.75%	1.15%	1.08%	1.75%	1.58%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(4.64%) to (3.78%)	12.32% to 12.87%	30.92% to 31.39%	(39.71%) to (39.50%)	3.36% to 3.73%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	433,270	312,324	280,537	232,906	156,254
Units issued	209,504	219,286	147,097	192,157	144,116
Units redeemed	(180,106)	(98,340)	(115,310)	(144,526)	(67,464)

Units, end of period	462,668	433,270	312,324	280,537	232,906

Unit value, end of period $	29.72	27.24	24.68	21.38	22.37
Assets, end of period $	13,749,389	11,803,615	7,706,881	5,998,144	5,209,990
Investment income ratio*	6.84%	4.19%	12.29%	0.56%	8.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.08%	10.40%	15.41%	(4.42%) to (1.77%)	9.61%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	160,641	142,403	216,580	252,132	263,273
Units issued	65,777	107,848	174,925	279,869	131,138
Units redeemed	(92,120)	(89,610)	(249,102)	(315,421)	(142,279)

Units, end of period	134,298	160,641	142,403	216,580	252,132

Unit value, end of period $	25.75 to 28.95	24.75 to 26.01	22.70 to 23.42	19.80 to 20.36	20.79 to 21.38
Assets, end of period $	3,693,790	4,072,834	3,275,176	4,354,555	5,343,383
Investment income ratio*	6.14%	3.88%	14.45%	0.57%	7.18%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	8.11% to 9.08%	9.54% to 10.09%	14.65% to 15.05%	(5.10%) to (4.78%)	8.86% to 9.30%

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	10,310	6,219	—
Units issued	3,053	10,108	8,119
Units redeemed	(6,779)	(6,017)	(1,900)

Units, end of period	6,584	10,310	6,219

Unit value, end of period $	12.94 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $	86,201	145,634	78,010
Investment income ratio*	1.87%	6.90%	1.89%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(7.32%) to (6.49%)	11.85% to 12.57%	25.40% to 25.94%

(i)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.
(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	20,110	21,685	32,930	40,340	7,504
Units issued	4,516	14,679	24,262	24,420	44,553
Units redeemed	(8,495)	(16,254)	(35,507)	(31,830)	(11,717)

Units, end of period	16,131	20,110	21,685	32,930	40,340

Unit value, end of period $	11.09	11.79	10.94	8.32	13.75
Assets, end of period $	178,912	237,151	237,159	273,952	554,586
Investment income ratio*	2.15%	2.10%	1.16%	2.41%	2.43%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(5.96%)	7.82%	31.47%	(39.49%) to (23.39%)	1.32%

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	97,222	96,641	145,276	261,353	240,688
Units issued	15,746	45,219	62,853	68,244	141,074
Units redeemed	(57,582)	(44,638)	(111,488)	(184,321)	(120,409)
Units, end of period	55,386	97,222	96,641	145,276	261,353
Unit value, end of period $	14.34 to 20.05	19.88 to 20.90	18.66 to 19.26	14.30 to 14.71	23.72 to 24.40
Assets, end of period $	1,035,580	1,941,195	1,785,233	2,096,612	6,258,053
Investment income ratio*	1.36%	1.57%	1.83%	1.77%	2.31%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(6.84%) to (6.00%)	7.01% to 7.54%	30.52% to 30.97%	(39.94%) to (39.73%)	0.63% to 1.03%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	44,254	43,037	40,949	11,504	141
Units issued	21,681	24,062	32,120	73,492	50,077
Units redeemed	(10,465)	(22,845)	(30,032)	(44,047)	(38,714)

Units, end of period	55,470	44,254	43,037	40,949	11,504

Unit value, end of period $	20.45	18.48	15.96	12.11	17.26
Assets, end of period $	1,134,576	817,962	686,852	495,670	198,514
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.66%	15.81%	31.84%	(29.86%) to (21.80%)	17.73%

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	87,399	100,165	260,191	235,072	296,297
Units issued	104,522	51,255	114,028	280,570	112,666
Units redeemed	(80,908)	(64,021)	(274,054)	(255,451)	(173,891)

Units, end of period	111,013	87,399	100,165	260,191	235,072

Unit value, end of period $	23.87 to 26.28	22.32 to 23.31	19.41 to 20.01	14.82 to 15.23	21.29 to 21.79
Assets, end of period $	2,757,632	1,969,865	1,957,724	3,897,285	5,076,968
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	9.58% to 10.57%	14.95% to 15.47%	30.95% to 31.41%	(30.36%) to (30.11%)	16.91% to 17.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	158,303	131,736	77,172	58,466	10,318
Units issued	27,554	103,145	142,835	64,061	66,712
Units redeemed	(90,950)	(76,578)	(88,271)	(45,355)	(18,564)

Units, end of period	94,907	158,303	131,736	77,172	58,466

Unit value, end of period $	16.33	16.15	14.20	9.19	13.03
Assets, end of period $	1,550,002	2,556,453	1,870,386	709,188	761,889
Investment income ratio*	8.02%	42.98%	13.46%	9.25%	14.49%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	1.14%	13.75%	54.51%	(29.48%) to (24.36%)	1.64%

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	259,083	224,470	294,419	456,353	622,204
Units issued	81,326	262,764	170,151	139,507	222,523
Units redeemed	(135,204)	(228,151)	(240,100)	(301,441)	(388,374)

Units, end of period	205,205	259,083	224,470	294,419	456,353

Unit value, end of period $	19.17 to 24.17	22.35 to 23.49	19.87 to 20.50	12.94 to 13.31	18.42 to 18.94
Assets, end of period $	4,701,034	5,904,086	4,385,652	3,740,054	8,286,870
Investment income ratio*	7.86%	45.08%	11.42%	7.50%	12.22%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(0.01%) to 0.90%	12.99% to 13.56%	53.51% to 54.05%	(29.98%) to (29.73%)	0.91% to 1.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	16,904	35,484	20,154	13,585	454
Units issued	7,375	8,201	30,718	20,613	20,258
Units redeemed	(10,340)	(26,781)	(15,388)	(14,044)	(7,127)

Units, end of period	13,939	16,904	35,484	20,154	13,585

Unit value, end of period $	11.96	13.22	12.05	10.16	16.55
Assets, end of period $	166,647	223,449	427,723	204,797	224,764
Investment income ratio*	2.07%	1.74%	3.08%	6.12%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(9.55%)	9.67%	18.62%	(38.58%) to (22.22%)	11.46%

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	211,061	305,807	391,213	504,258	513,665
Units issued	86,394	106,060	127,741	137,701	142,487
Units redeemed	(98,887)	(200,806)	(213,147)	(250,746)	(151,894)

Units, end of period	198,568	211,061	305,807	391,213	504,258

Unit value, end of period $	11.97 to 15.61	16.10 to 16.92	14.85 to 15.33	12.60 to 12.96	20.60 to 21.18
Assets, end of period $	2,920,094	3,453,284	4,569,358	4,958,400	10,486,948
Investment income ratio*	2.37%	1.67%	2.35%	4.50%	2.21%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(10.38%) to (9.57%)	8.82% to 9.36%	17.87% to 18.28%	(39.02%) to (38.80%)	10.64% to 11.08%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)
Units, beginning of period	20,599	—
Units issued	13,518	23,934
Units redeemed	(5,922)	(3,335)

Units, end of period	28,195	20,599

Unit value, end of period $	9.50	11.08
Assets, end of period $	267,917	228,165
Investment income ratio*	3.77%	2.63%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(14.21%)	10.76%

(be) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	269,360	174,689	263,204	164,962	438,785
Units issued	119,457	233,168	61,341	231,501	126,457
Units redeemed	(161,880)	(138,497)	(149,856)	(133,259)	(400,280)

Units, end of period	226,937	269,360	174,689	263,204	164,962

Unit value, end of period $	16.96 to 18.18	20.23 to 20.91	18.43 to 18.79	13.45 to 13.67	24.37 to 24.73
Assets, end of period $	3,995,353	5,548,020	3,266,527	3,585,626	4,062,908
Investment income ratio*	3.06%	2.33%	12.43%	2.45%	3.63%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(15.01%) to (14.24%)	10.09% to 10.64%	36.96% to 37.44%	(44.90%) to (44.71%)	14.62% to 15.07%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	232,718	191,837	117,054	34,648	4,914
Units issued	114,913	110,334	139,800	146,008	42,350
Units redeemed	(99,420)	(69,453)	(65,017)	(63,602)	(12,616)

Units, end of period	248,211	232,718	191,837	117,054	34,648

Unit value, end of period $	35.28	41.02	36.81	26.52	47.69
Assets, end of period $	8,757,970	9,546,882	7,062,159	3,104,506	1,652,270
Investment income ratio*	3.62%	2.79%	4.04%	3.69%	6.71%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(13.99%)	11.43%	38.80%	(44.38%) to (27.72%)	15.82%

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	344,833	295,908	228,989	110,205	12,483
Units issued	363,383	153,539	181,534	202,989	109,273
Units redeemed	(378,779)	(104,614)	(114,615)	(84,205)	(11,551)

Units, end of period	329,437	344,833	295,908	228,989	110,205

Unit value, end of period $	12.05	14.33	12.59	9.16	18.51
Assets, end of period $	3,968,426	4,939,867	3,726,727	2,097,481	2,039,663
Investment income ratio*	0.77%	1.58%	1.29%	1.55%	2.56%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(15.91%)	13.75%	37.49%	(50.51%) to (34.21%)	20.10%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	29,874	51,258	159,575	144,407	112,824
Units issued	69,517	35,228	49,349	175,070	67,598
Units redeemed	(52,607)	(56,612)	(157,666)	(159,902)	(36,015)

Units, end of period	46,784	29,874	51,258	159,575	144,407

Unit value, end of period $	14.13 to 15.00	17.20 to 17.64	15.24 to 15.45	11.15 to 11.27	22.70 to 22.88
Assets, end of period $	678,496	519,724	787,343	1,795,448	3,296,001
Investment income ratio*	0.46%	1.02%	0.75%	1.25%	1.63%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(16.68%) to (15.92%)	12.85% to 13.36%	36.67% to 37.08%	(50.88%) to (50.73%)	19.32% to 19.68%

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	50,913	37,839	—
Units issued	21,938	26,186	64,995
Units redeemed	(12,135)	(13,112)	(27,156)

Units, end of period	60,716	50,913	37,839

Unit value, end of period $	10.12	12.07	9.84
Assets, end of period $	614,184	614,404	372,374
Investment income ratio*	1.93%	3.20%	0.59%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(16.18%)	22.62%	(1.59%)

(al) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	234,275	255,220	—
Units issued	85,662	164,375	265,040
Units redeemed	(116,784)	(185,320)	(9,820)

Units, end of period	203,153	234,275	255,220

Unit value, end of period $	9.91 to 10.10	11.97 to 12.03	9.82 to 9.83
Assets, end of period $	2,030,811	2,810,297	2,507,098
Investment income ratio*	1.69%	2.63%	0.82%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(16.97%) to (16.23%)	21.85% to 22.46%	(1.79%) to (1.74%)

(al) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	308,050	110,091	67,718	8,699	156
Units issued	392,599	303,935	114,220	89,308	86,980
Units redeemed	(380,417)	(105,976)	(71,847)	(30,289)	(78,437)

Units, end of period	320,232	308,050	110,091	67,718	8,699

Unit value, end of period $	11.71	13.43	12.43	9.15	15.95
Assets, end of period $	3,750,331	4,136,819	1,368,878	619,413	138,707
Investment income ratio*	2.37%	2.47%	2.33%	4.68%	5.23%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(12.80%)	8.00%	35.94%	(42.64%) to (26.82%)	9.61%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	467,868	554,278	833,727	1,343,264	1,282,480
Units issued	104,672	291,724	342,720	462,638	635,732
Units redeemed	(236,557)	(378,134)	(622,169)	(972,175)	(574,948)

Units, end of period	335,983	467,868	554,278	833,727	1,343,264

Unit value, end of period $	16.28 to 17.98	19.23 to 20.22	18.02 to 18.68	13.35 to 13.79	23.37 to 24.12
Assets, end of period $	5,799,653	9,306,276	10,226,216	11,386,567	32,163,348
Investment income ratio*	2.18%	1.85%	2.20%	3.01%	4.36%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%
Total return, lowest to highest***	(13.63%) to (12.85%)	7.23% to 7.77%	34.90% to 35.44%	(43.04%) to (42.81%)	8.76% to 9.25%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	48,371	21,951	23,104	21,474	—
Units issued	6,480	41,545	16,454	22,172	28,300
Units redeemed	(19,457)	(15,125)	(17,607)	(20,542)	(6,826)

Units, end of period	35,394	48,371	21,951	23,104	21,474

Unit value, end of period $	14.33	13.26	12.33	10.97	11.15
Assets, end of period $	507,256	641,591	270,739	253,456	239,428
Investment income ratio*	3.65%	7.27%	3.98%	6.27%	13.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.06%	7.54%	12.43%	(1.61%) to 0.35%	6.23%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	199,835	224,572	288,229	364,134	417,247
Units issued	81,166	48,281	94,522	58,613	101,824
Units redeemed	(57,651)	(73,018)	(158,179)	(134,518)	(154,937)

Units, end of period	223,350	199,835	224,572	288,229	364,134

Unit value, end of period $	24.31 to 29.71	25.63 to 26.95	24.12 to 24.90	21.59 to 22.21	22.03 to 22.66
Assets, end of period $	6,241,633	5,170,750	5,426,904	6,251,474	8,095,296
Investment income ratio*	4.35%	5.22%	4.75%	6.28%	8.92%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	7.10% to 8.07%	6.71% to 7.24%	11.72% to 12.11%	(2.31%) to (1.97%)	5.47% to 5.88%

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	36,268	26,559	8,969	3,559	64
Units issued	1,304,514	41,910	30,965	7,799	27,296
Units redeemed	(1,301,477)	(32,201)	(13,375)	(2,389)	(23,801)

Units, end of period	39,305	36,268	26,559	8,969	3,559

Unit value, end of period $	11.45	11.69	10.27	7.84	12.96
Assets, end of period $	450,141	423,904	272,677	70,272	46,121
Investment income ratio*	1.20%	1.46%	2.72%	2.41%	0.20%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(2.02%)	13.84%	31.02%	(39.55%) to (28.84%)	1.53%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	150,723	181,411	314,175	303,754	2,302
Units issued	79,192	61,049	73,118	102,040	348,751
Units redeemed	(88,624)	(91,737)	(205,882)	(91,619)	(47,299)

Units, end of period	141,291	150,723	181,411	314,175	303,754

Unit value, end of period $	13.44 to 14.27	14.01 to 14.41	12.43 to 12.64	9.54 to 9.69	15.89 to 16.06
Assets, end of period $	1,951,922	2,135,887	2,261,005	3,019,835	4,850,940
Investment income ratio*	1.35%	1.07%	1.86%	1.55%	0.81%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	(2.94%) to (2.06%)	12.95% to 13.51%	29.99% to 30.46%	(39.94%) to (39.70%)	0.68% to 1.09%

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	79,094	55,583	53,141	12,352	251
Units issued	5,924	65,445	34,931	50,484	15,544
Units redeemed	(85,018)	(41,934)	(32,489)	(9,695)	(3,443)

Units, end of period	—	79,094	55,583	53,141	12,352

Unit value, end of period $	11.80	10.95	9.96	9.00	14.03
Assets, end of period $	—	866,192	553,539	478,069	173,316
Investment income ratio*	1.57%	1.91%	1.66%	3.76%	2.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.80%	9.97%	10.68%	(35.89%) to (22.82%)	4.45%

(h) Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/11 (h)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	54,325	138,298	312,286	355,022	217,111
Units issued	11,823	13,305	226,016	139,873	249,955
Units redeemed	(66,148)	(97,278)	(400,004)	(182,609)	(112,044)

Units, end of period	—	54,325	138,298	312,286	355,022

Unit value, end of period $	21.23 to 22.81	20.14 to 20.85	18.44 to 18.82	16.78 to 17.07	26.35 to 26.72
Assets, end of period $	—	1,104,839	2,581,189	5,314,642	9,458,751
Investment income ratio*	1.59%	0.80%	1.41%	1.77%	1.03%
Expense ratio, lowest to highest**	0.00%	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	7.44% to 7.75%	9.21% to 9.69%	9.92% to 10.25%	(36.33%) to (36.13%)	3.70% to 4.01%

(h) Terminated as an investment option and funds transferred to Equity-Income Trust on May 2, 2011.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	517,979	281,048	208,575	49,164	534
Units issued	215,514	395,592	204,213	193,153	77,108
Units redeemed	(140,203)	(158,661)	(131,740)	(33,742)	(28,478)

Units, end of period	593,290	517,979	281,048	208,575	49,164

Unit value, end of period $	12.43	13.29	11.41	8.41	14.50
Assets, end of period $	7,377,597	6,885,583	3,206,926	1,753,973	712,814
Investment income ratio*	1.94%	2.58%	1.13%	2.74%	9.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(6.46%)	16.50%	35.70%	(42.00%) to (28.35%)	8.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	224,221	382,180	378,274	462,444	348,066
Units issued	73,036	70,885	369,002	178,424	197,231
Units redeemed	(68,963)	(228,844)	(365,096)	(262,594)	(82,853)

Units, end of period	228,294	224,221	382,180	378,274	462,444

Unit value, end of period $	15.21 to 20.30	20.35 to 21.28	17.59 to 18.15	13.05 to 13.42	22.65 to 23.20
Assets, end of period $	4,344,785	4,596,754	6,742,728	4,954,739	10,530,978
Investment income ratio*	1.70%	1.47%	1.09%	1.90%	9.52%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(7.34%) to (6.50%)	15.69% to 16.22%	34.75% to 35.22%	(42.37%) to (42.16%)	7.84% to 8.22%

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	859,624	372,821	345,505	218,765	107,849
Units issued	689,190	682,181	542,287	252,640	129,478
Units redeemed	(202,073)	(195,378)	(514,971)	(125,900)	(18,562)

Units, end of period	1,346,741	859,624	372,821	345,505	218,765

Unit value, end of period $	13.34	13.25	11.85	9.06	13.19
Assets, end of period $	17,964,747	11,390,337	4,419,554	3,128,937	2,884,985
Investment income ratio*	3.98%	4.09%	4.92%	4.16%	7.63%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.67%	11.78%	30.89%	(31.33%) to (21.25%)	6.60%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	475,830	409,137	512,877	525,031	693,715
Units issued	253,651	320,506	313,368	216,482	116,050
Units redeemed	(205,331)	(253,813)	(417,108)	(228,636)	(284,734)

Units, end of period	524,150	475,830	409,137	512,877	525,031

Unit value, end of period $	19.47 to 26.23	24.43 to 25.55	22.00 to 22.71	16.94 to 17.42	24.81 to 25.43
Assets, end of period $	12,908,333	11,701,787	9,013,279	8,730,517	13,079,455
Investment income ratio*	3.34%	3.02%	4.47%	3.23%	7.44%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(0.28%) to 0.62%	11.02% to 11.53%	29.90% to 30.35%	(31.74%) to (31.50%)	5.77% to 6.15%

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	246,229	100,145	34,442	2,736	114
Units issued	162,562	177,951	102,908	34,420	3,731
Units redeemed	(47,940)	(31,867)	(37,205)	(2,714)	(1,109)

Units, end of period	360,851	246,229	100,145	34,442	2,736

Unit value, end of period $	13.84	13.27	12.15	9.99	11.81
Assets, end of period $	4,994,046	3,268,150	1,216,629	344,025	32,325
Investment income ratio*	5.32%	4.36%	8.43%	25.38%	9.49%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	4.27%	9.25%	21.63%	(15.43%) to (10.74%)	5.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	89,871	75,416	178,286	289,337	55,589
Units issued	103,124	65,315	22,075	153,526	257,589
Units redeemed	(76,435)	(50,860)	(124,945)	(264,577)	(23,841)

Units, end of period	116,560	89,871	75,416	178,286	289,337

Unit value, end of period $	22.14 to 28.92	26.01 to 27.21	23.99 to 24.76	19.84 to 20.40	23.65 to 24.23
Assets, end of period $	3,191,375	2,350,294	1,800,796	3,567,617	6,915,236
Investment income ratio*	4.60%	3.07%	4.29%	3.34%	9.12%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	3.30% to 4.23%	8.42% to 8.92%	20.92% to 21.35%	(16.12%) to (15.82%)	4.70% to 5.05%

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,098,800	723,983	492,467	279,917	113,970
Units issued	567,853	752,935	372,790	324,378	198,908
Units redeemed	(184,829)	(378,118)	(141,274)	(111,828)	(32,961)

Units, end of period	1,481,824	1,098,800	723,983	492,467	279,917

Unit value, end of period $	12.96	13.16	11.64	8.73	13.76
Assets, end of period $	19,198,025	14,460,188	8,427,534	4,299,878	3,850,878
Investment income ratio*	3.15%	2.91%	4.17%	3.60%	7.22%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(1.55%)	13.04%	33.33%	(36.54%) to (24.41%)	7.55%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	370,626	567,681	616,972	589,218	507,106
Units issued	121,643	129,098	342,277	167,165	190,193
Units redeemed	(98,335)	(326,153)	(391,568)	(139,411)	(108,081)

Units, end of period	393,934	370,626	567,681	616,972	589,218

Unit value, end of period $	17.13 to 23.64	22.51 to 23.55	20.04 to 20.69	15.14 to 15.57	24.03 to 24.63
Assets, end of period $	8,774,074	8,411,397	11,437,781	9,400,374	14,223,964
Investment income ratio*	2.88%	1.95%	3.52%	2.71%	7.66%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(2.48%) to (1.60%)	12.29% to 12.79%	32.43% to 32.90%	(37.01%) to (36.79%)	6.82% to 7.20%

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	350,849	275,555	128,902	36,346	1,032
Units issued	248,355	272,501	290,244	185,989	51,669
Units redeemed	(103,658)	(197,207)	(143,591)	(93,433)	(16,355)

Units, end of period	495,546	350,849	275,555	128,902	36,346

Unit value, end of period $	13.48	13.17	11.90	9.35	12.33
Assets, end of period $	6,680,056	4,619,782	3,277,916	1,205,627	448,263
Investment income ratio*	4.71%	3.46%	9.25%	7.22%	9.18%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.38%	10.69%	27.18%	(24.16%) to (16.44%)	5.34%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	116,532	97,341	93,927	103,478	137,665
Units issued	106,507	98,781	84,461	61,722	135,935
Units redeemed	(121,146)	(79,590)	(81,047)	(71,273)	(170,122)

Units, end of period	101,893	116,532	97,341	93,927	103,478

Unit value, end of period $	20.37 to 27.39	25.08 to 26.24	22.84 to 23.57	18.06 to 18.57	23.99 to 24.59
Assets, end of period $	2,616,349	2,967,735	2,238,073	1,708,801	2,495,078
Investment income ratio*	2.88%	3.17%	4.98%	3.94%	6.52%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	1.42% to 2.33%	9.84% to 10.34%	26.44% to 26.88%	(24.72%) to (24.46%)	4.61% to 4.98%

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	228,927	136,807	105,314	71,068	25,037
Units issued	187,723	137,152	101,997	65,541	85,093
Units redeemed	(103,430)	(45,032)	(70,504)	(31,295)	(39,062)

Units, end of period	313,220	228,927	136,807	105,314	71,068

Unit value, end of period $	16.13	16.48	13.07	9.56	15.02
Assets, end of period $	5,050,757	3,772,366	1,788,270	1,006,767	1,067,496
Investment income ratio*	0.81%	1.44%	1.18%	1.14%	1.69%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(2.14%)	26.06%	36.74%	(36.36%) to (29.45%)	7.55%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	504,659	544,192	855,105	1,227,846	315,280
Units issued	78,808	261,685	136,277	151,549	1,720,087
Units redeemed	(201,434)	(301,218)	(447,190)	(524,290)	(807,521)

Units, end of period	382,033	504,659	544,192	855,105	1,227,846

Unit value, end of period $	22.21 to 24.52	23.39 to 24.59	18.78 to 19.38	13.82 to 14.22	21.80 to 22.42
Assets, end of period $	8,990,208	12,202,258	10,434,709	12,037,182	27,299,289
Investment income ratio*	0.56%	1.06%	0.95%	0.91%	1.22%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(3.13%) to (2.25%)	25.11% to 25.73%	35.88% to 36.36%	(36.82%) to (36.61%)	6.76% to 7.19%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	99,083	101,106	60,664	29,434	3,497
Units issued	51,889	36,064	82,168	61,193	29,526
Units redeemed	(30,476)	(38,087)	(41,726)	(29,963)	(3,589)

Units, end of period	120,496	99,083	101,106	60,664	29,434

Unit value, end of period $	40.73	44.84	36.43	27.71	49.27
Assets, end of period $	4,908,055	4,442,910	3,683,767	1,681,202	1,450,200
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(9.16%)	23.07%	31.47%	(43.75%) to (29.90%)	23.59%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	318,928	395,538	736,367	690,454	746,822
Units issued	112,149	221,170	362,044	379,942	268,501
Units redeemed	(180,524)	(297,780)	(702,873)	(334,029)	(324,869)

Units, end of period	250,553	318,928	395,538	736,367	690,454

Unit value, end of period $	16.80 to 18.55	19.05 to 20.03	15.65 to 16.23	12.00 to 12.39	21.39 to 22.00
Assets, end of period $	4,451,505	6,248,503	6,306,437	9,024,765	15,137,410
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(10.01%) to (9.20%)	22.23% to 22.84%	30.50% to 31.03%	(44.13%) to (43.90%)	22.70% to 23.20%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	260,297	254,696	84,702	110,206	43,969
Units issued	93,169	120,791	251,826	161,497	149,985
Units redeemed	(88,669)	(115,190)	(81,832)	(187,001)	(83,748)

Units, end of period	264,797	260,297	254,696	84,702	110,206

Unit value, end of period $	22.94	24.10	20.74	14.18	21.71
Assets, end of period $	6,074,396	6,272,355	5,283,386	1,201,290	2,392,619
Investment income ratio*	0.75%	2.12%	0.78%	1.31%	2.30%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(4.80%)	16.16%	46.27%	(34.67%) to (27.51%)	0.51%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	330,552	363,628	—
Units issued	117,985	149,464	473,014
Units redeemed	(182,437)	(182,540)	(109,386)

Units, end of period	266,100	330,552	363,628

Unit value, end of period $	14.60 to 14.96	15.56 to 15.68	13.49 to 13.52
Assets, end of period $	3,937,343	5,165,985	4,909,319
Investment income ratio*	0.69%	2.07%	0.51%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	(5.77%) to (4.93%)	15.41% to 15.93%	34.85% to 35.21%

(g) Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	2,163,145	2,590,839	4,093,720	1,343,526	429,969
Units issued	3,604,563	2,354,422	2,868,379	4,806,729	2,530,991
Units redeemed	(2,867,659)	(2,782,116)	(4,371,260)	(2,056,535)	(1,617,434)

Units, end of period	2,900,049	2,163,145	2,590,839	4,093,720	1,343,526

Unit value, end of period $	17.36	17.35	17.34	17.26	16.90
Assets, end of period $	50,355,097	37,529,888	44,928,442	70,653,639	22,707,880
Investment income ratio*	0.00%	0.05%	0.51%	2.02%	4.54%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.08%	0.03%	0.47%	0.40% to 2.12%	4.82%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,006,382	1,733,854	4,818,232	4,025,524	4,383,149
Units issued	1,069,517	2,512,559	2,542,228	2,612,046	1,324,785
Units redeemed	(782,466)	(3,240,031)	(5,626,606)	(1,819,338)	(1,682,410)

Units, end of period	1,293,433	1,006,382	1,733,854	4,818,232	4,025,524

Unit value, end of period $	15.15 to 22.28	20.77 to 21.83	21.00 to 21.78	21.09 to 21.78	20.80 to 21.46
Assets, end of period $	27,374,747	21,281,600	35,883,153	101,314,436	83,833,691
Investment income ratio*	0.00%	0.00%	0.24%	1.73%	4.46%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%
Total return, lowest to highest***	(0.82%) to 0.07%	(0.70%) to (0.19%)	(0.46%) to (0.04%)	1.09% to 1.52%	3.83% to 4.30%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	84,677	113,681	59,882	34,188	228
Units issued	67,067	48,901	136,941	80,652	44,794
Units redeemed	(21,677)	(77,905)	(83,142)	(54,958)	(10,834)

Units, end of period	130,067	84,677	113,681	59,882	34,188

Unit value, end of period $	16.87	21.16	18.36	11.53	23.82
Assets, end of period $	2,194,024	1,791,513	2,086,992	690,422	814,432
Investment income ratio*	0.61%	0.62%	1.11%	0.74%	1.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(20.27%)	15.25%	59.23%	(51.60%) to (41.22%)	40.81%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	128,093	124,917	241,760	254,942	176,488
Units issued	72,195	78,918	121,039	266,782	145,660
Units redeemed	(75,196)	(75,742)	(237,882)	(279,964)	(67,206)

Units, end of period	125,092	128,093	124,917	241,760	254,942

Unit value, end of period $	36.98 to 39.97	47.71 to 49.38	41.68 to 42.66	26.35 to 26.88	54.82 to 55.72
Assets, end of period $	4,794,393	6,179,506	5,252,760	6,450,461	14,108,807
Investment income ratio*	0.45%	0.64%	1.02%	0.59%	1.07%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(21.00%) to (20.29%)	14.47% to 14.99%	58.16% to 58.71%	(51.93%) to (51.76%)	39.76% to 40.25%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	91,765	87,356	71,624	61,644	61,253
Units issued	22,574	34,131	76,003	95,202	41,795
Units redeemed	(27,967)	(29,722)	(60,271)	(85,222)	(41,404)

Units, end of period	86,372	91,765	87,356	71,624	61,644

Unit value, end of period $	89.90	82.05	63.50	48.75	80.44
Assets, end of period $	7,764,963	7,528,838	5,547,371	3,491,635	4,958,485
Investment income ratio*	1.53%	2.02%	3.49%	3.49%	2.87%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.58%	29.20%	30.26%	(39.39%) to (38.33%)	(15.56%)

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	146,488	165,443	221,440	283,937	366,108
Units issued	26,656	34,463	58,954	73,525	91,471
Units redeemed	(52,878)	(53,418)	(114,951)	(136,022)	(173,642)

Units, end of period	120,266	146,488	165,443	221,440	283,937

Unit value, end of period $	41.48 to 112.45	95.78 to 100.69	74.65 to 77.39	57.75 to 59.63	96.01 to 98.74
Assets, end of period $	12,390,923	13,957,541	12,238,675	12,770,010	27,305,782
Investment income ratio*	1.38%	1.82%	3.52%	3.23%	2.57%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	8.49% to 9.46%	28.30% to 28.94%	29.27% to 29.78%	(39.85%) to (39.60%)	(16.20%) to (15.86%)

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	545,434	318,234	91,101	14,342	9,519
Units issued	565,865	337,653	300,552	115,493	8,989
Units redeemed	(490,707)	(110,453)	(73,419)	(38,734)	(4,166)

Units, end of period	620,592	545,434	318,234	91,101	14,342

Unit value, end of period $	14.41	12.85	11.81	9.88	11.14
Assets, end of period $	8,946,266	7,010,975	3,759,357	900,310	159,791
Investment income ratio*	4.19%	13.22%	10.16%	0.58%	7.43%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.14%	8.82%	19.54%	(11.50%) to (11.30%)	11.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	271,156	242,646	373,272	350,490	175,568
Units issued	197,462	152,618	207,023	476,953	230,718
Units redeemed	(201,352)	(124,108)	(337,649)	(454,171)	(55,796)

Units, end of period	267,266	271,156	242,646	373,272	350,490

Unit value, end of period $	19.38 to 20.95	17.78 to 18.41	16.45 to 16.79	13.86 to 14.10	15.72 to 15.95
Assets, end of period $	5,369,192	4,890,281	4,034,568	5,236,778	5,575,602
Investment income ratio*	4.40%	12.15%	9.48%	0.55%	7.51%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	11.03% to 12.02%	8.12% to 8.61%	18.70% to 19.06%	(11.86%) to (11.59%)	10.58% to 10.94%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	58,546	60,306	61,404	31,366	83
Units issued	28,318	36,563	67,062	105,213	44,540
Units redeemed	(14,215)	(38,323)	(68,160)	(75,175)	(13,257)

Units, end of period	72,649	58,546	60,306	61,404	31,366

Unit value, end of period $	14.99	16.24	13.02	7.91	14.24
Assets, end of period $	1,088,755	950,795	785,456	485,962	446,630
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(7.72%)	24.69%	64.57%	(44.42%) to (29.01%)	19.62%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	366,903	448,641	635,775	857,168	1,326,101
Units issued	212,571	207,018	186,685	370,686	686,435
Units redeemed	(206,032)	(288,756)	(373,819)	(592,079)	(1,155,368)

Units, end of period	373,442	366,903	448,641	635,775	857,168

Unit value, end of period $	6.61 to 18.49	18.68 to 19.64	15.17 to 15.66	9.28 to 9.55	16.76 to 17.24
Assets, end of period $	6,303,220	6,814,980	5,600,349	5,102,005	12,527,168
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(8.57%) to (7.75%)	23.74% to 24.36%	63.41% to 64.00%	(44.81%) to (44.61%)	18.72% to 19.21%

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)
Units, beginning of period	231,857	—
Units issued	109,848	520,659
Units redeemed	(270,344)	(288,802)

Units, end of period	71,361	231,857

Unit value, end of period $	10.48	10.19
Assets, end of period $	747,617	2,362,813
Investment income ratio*	1.39%	1.20%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	2.83%	1.91%

(be) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)
Units, beginning of period	389,362	—
Units issued	314,099	635,549
Units redeemed	(462,144)	(246,187)

Units, end of period	241,317	389,362

Unit value, end of period $	10.31 to 10.47	10.14 to 10.17
Assets, end of period $	2,502,884	3,952,866
Investment income ratio*	2.31%	1.58%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%
Total return, lowest to highest***	1.83% to 2.77%	1.39% to 1.71%

(be) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	223,327	225,128	193,656	174,922	107,112
Units issued	76,959	130,664	155,489	162,394	178,101
Units redeemed	(61,701)	(132,465)	(124,017)	(143,660)	(110,291)

Units, end of period	238,585	223,327	225,128	193,656	174,922

Unit value, end of period $	18.13	19.45	15.92	11.84	19.59
Assets, end of period $	4,325,175	4,343,714	3,584,964	2,293,376	3,426,541
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(6.80%)	22.14%	34.46%	(39.54%) to (28.06%)	13.98%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Units, beginning of period	61,158	26,160	6,857	—
Units issued	47,538	71,307	114,312	46,848
Units redeemed	(38,543)	(36,309)	(95,009)	(39,991)

Units, end of period	70,153	61,158	26,160	6,857

Unit value, end of period $	14.88 to 15.31	16.20 to 16.36	13.36 to 13.41	9.99 to 10.00
Assets, end of period $	1,057,143	993,900	350,191	68,532
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(7.65%) to (6.81%)	21.29% to 21.83%	33.71% to 34.12%	(0.08%) to (0.04%)

(ai) Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	138,757	101,272	42,355	25,817	11,525
Units issued	162,436	85,957	86,168	53,939	25,127
Units redeemed	(100,077)	(48,472)	(27,251)	(37,401)	(10,835)

Units, end of period	201,116	138,757	101,272	42,355	25,817

Unit value, end of period $	15.40	16.10	12.74	10.05	15.16
Assets, end of period $	3,096,548	2,234,231	1,289,837	425,740	391,430
Investment income ratio*	1.32%	0.63%	1.12%	1.47%	2.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(4.37%)	26.43%	26.70%	(33.70%) to (30.20%)	(2.06%)

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	134,920	134,379	245,098	339,311	668,353
Units issued	110,385	96,468	349,934	89,307	81,643
Units redeemed	(123,422)	(95,927)	(460,653)	(183,520)	(410,685)

Units, end of period	121,883	134,920	134,379	245,098	339,311

Unit value, end of period $	17.43 to 19.23	18.78 to 19.75	15.04 to 15.52	11.95 to 12.29	18.08 to 18.59
Assets, end of period $	2,235,310	2,594,585	2,052,561	2,975,902	6,241,315
Investment income ratio*	1.13%	0.51%	0.68%	1.23%	1.61%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(5.36%) to (4.50%)	25.48% to 26.11%	25.82% to 26.27%	(34.14%) to (33.91%)	(2.85%) to (2.46%)

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	11,785	6,758	3,802	3,554	—
Units issued	8,312	7,481	9,497	4,502	5,199
Units redeemed	(8,875)	(2,454)	(6,541)	(4,254)	(1,645)

Units, end of period	11,222	11,785	6,758	3,802	3,554

Unit value, end of period $	11.57	11.94	9.21	6.87	11.87
Assets, end of period $	129,857	140,757	62,221	26,117	42,196
Investment income ratio*	0.12%	0.00%	0.00%	2.38%	2.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(3.13%)	29.71%	34.03%	(42.13%) to (30.69%)	(7.60%)

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	58,239	51,003	57,063	137,943	282,521
Units issued	18,268	72,168	55,858	31,333	64,717
Units redeemed	(43,766)	(64,932)	(61,918)	(112,213)	(209,295)

Units, end of period	32,741	58,239	51,003	57,063	137,943

Unit value, end of period $	21.77 to 23.54	23.03 to 23.93	17.95 to 18.37	13.50 to 13.77	23.42 to 23.86
Assets, end of period $	735,456	1,361,445	923,018	775,813	3,272,245
Investment income ratio*	0.09%	0.00%	0.00%	2.16%	1.75%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(4.03%) to (3.16%)	28.76% to 29.41%	33.00% to 33.46%	(42.51%) to (42.30%)	(8.31%) to (7.94%)

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	155,124	138,090	104,513	102,009	124,341
Units issued	51,785	70,716	101,116	94,913	15,444
Units redeemed	(40,305)	(53,682)	(67,539)	(92,409)	(37,776)

Units, end of period	166,604	155,124	138,090	104,513	102,009

Unit value, end of period $	41.79	41.32	32.75	25.43	34.40
Assets, end of period $	6,963,187	6,409,799	4,523,174	2,658,179	3,509,437
Investment income ratio*	0.90%	0.44%	0.74%	1.36%	0.97%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	1.15%	26.15%	28.79%	(27.51%) to (26.07%)	(2.92%)

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	30,923	26,455	64,320	747	—
Units issued	31,165	16,761	34,363	127,542	31,908
Units redeemed	(30,526)	(12,293)	(72,228)	(63,969)	(31,161)

Units, end of period	31,562	30,923	26,455	64,320	747

Unit value, end of period $	14.47 to 15.03	14.57 to 14.78	11.51 to 11.68	9.10 to 9.12	12.26 to 12.39
Assets, end of period $	462,460	451,145	308,717	582,478	9,201
Investment income ratio*	0.80%	0.36%	0.52%	2.10%	0.02%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	0.14% to 1.04%	25.28% to 25.85%	27.80% to 28.07%	(26.56%) to (26.41%)	(1.88%) to (0.88%)

(ac) Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	61,411	64,463	92,095	50,455	5,566
Units issued	26,511	29,669	53,623	80,014	60,594
Units redeemed	(18,684)	(32,721)	(81,255)	(38,374)	(15,705)

Units, end of period	69,238	61,411	64,463	92,095	50,455

Unit value, end of period $	14.86	15.00	12.36	9.67	13.25
Assets, end of period $	1,029,131	921,462	796,777	890,555	668,711
Investment income ratio*	0.64%	1.53%	0.40%	0.86%	0.17%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.94%)	21.39%	27.82%	(29.59%) to (27.05%)	(1.14%)

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	350,159	409,071	659,315	896,860	1,197,374
Units issued	112,759	188,953	232,804	326,502	494,264
Units redeemed	(171,352)	(247,865)	(483,048)	(564,047)	(794,778)

Units, end of period	291,566	350,159	409,071	659,315	896,860

Unit value, end of period $	19.92 to 30.62	20.69 to 21.75	17.25 to 17.88	13.60 to 14.04	18.69 to 19.29
Assets, end of period $	6,156,047	7,495,689	7,560,437	9,496,541	17,636,851
Investment income ratio*	0.54%	1.34%	0.39%	0.66%	0.15%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%
Total return, lowest to highest***	(1.82%) to (0.93%)	20.51% to 21.11%	26.86% to 27.37%	(27.52%) to (27.24%)	(1.89%) to (1.44%)

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	14,551	18,939	—
Units issued	16,404	7,783	22,836
Units redeemed	(13,948)	(12,171)	(3,897)

Units, end of period	17,007	14,551	18,939

Unit value, end of period $	12.24	13.16	10.52
Assets, end of period $	208,098	191,551	199,275
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(7.04%)	25.12%	5.22%

(al) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	1,471,612	1,713,753	—
Units issued	90,738	256,311	1,751,431
Units redeemed	(287,096)	(498,452)	(37,678)

Units, end of period	1,275,254	1,471,612	1,713,753

Unit value, end of period $	11.99 to 12.22	13.05 to 13.13	10.51 to 10.52
Assets, end of period $	15,386,788	19,230,310	18,017,839
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	(7.94%) to (7.10%)	24.17% to 24.79%	5.12% to 5.19%

(al) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	101,816	30,334	1,515	1,248	—
Units issued	75,477	83,957	35,273	766	1,481
Units redeemed	(41,762)	(12,475)	(6,454)	(499)	(233)

Units, end of period	135,531	101,816	30,334	1,515	1,248

Unit value, end of period $	15.54	15.22	13.13	10.36	11.33
Assets, end of period $	2,105,616	1,549,526	398,301	15,689	14,141
Investment income ratio*	12.08%	19.58%	11.32%	11.82%	2.57%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.08%	15.91%	26.78%	(8.57%) to (8.05%)	5.85%

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	132,773	39,687	83,658	16,393	35,928
Units issued	37,047	127,475	44,874	185,983	20,922
Units redeemed	(62,317)	(34,389)	(88,845)	(118,718)	(40,457)

Units, end of period	107,503	132,773	39,687	83,658	16,393

Unit value, end of period $	19.59 to 20.98	19.69 to 20.29	17.10 to 17.40	13.59 to 13.79	14.97 to 15.14
Assets, end of period $	2,167,949	2,630,368	679,706	1,151,717	245,858
Investment income ratio*	9.78%	23.98%	10.03%	12.21%	1.70%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	1.11% to 2.03%	15.13% to 15.66%	25.84% to 26.23%	(9.22%) to (8.93%)	5.16% to 5.51%

(bc) Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)
Units, beginning of period	435,088	372,059	279,913	156,154	103,058
Units issued	200,377	286,144	294,840	259,709	171,563
Units redeemed	(282,148)	(223,115)	(202,694)	(135,950)	(118,467)

Units, end of period	353,317	435,088	372,059	279,913	156,154

Unit value, end of period $	21.94	20.39	19.14	18.01	17.03
Assets, end of period $	7,750,121	8,869,928	7,122,388	5,041,514	2,658,477
Investment income ratio*	4.38%	4.49%	5.55%	6.26%	11.03%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.60%	6.49%	6.29%	3.52% to 5.79%	7.13%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,387,764	870,388	224,706	72,293	34,283
Units issued	771,951	680,834	744,455	237,637	55,834
Units redeemed	(395,457)	(163,458)	(98,773)	(85,224)	(17,824)

Units, end of period	1,764,258	1,387,764	870,388	224,706	72,293

Unit value, end of period $	16.18	15.57	14.46	12.71	12.37
Assets, end of period $	28,551,370	21,599,909	12,583,045	2,857,007	894,516
Investment income ratio*	4.80%	2.58%	5.68%	5.58%	9.04%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	3.97%	7.66%	13.71%	2.76% to 2.76%	8.61%

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	1,847,382	1,965,055	2,143,657	1,745,005	1,570,478
Units issued	640,355	1,318,461	1,140,824	1,884,675	1,105,189
Units redeemed	(622,924)	(1,436,134)	(1,319,426)	(1,486,023)	(930,662)

Units, end of period	1,864,813	1,847,382	1,965,055	2,143,657	1,745,005

Unit value, end of period $	24.17 to 26.68	24.06 to 25.16	22.49 to 23.33	19.93 to 20.59	19.46 to 20.09
Assets, end of period $	47,874,290	45,740,261	45,086,578	43,539,894	34,656,094
Investment income ratio*	4.47%	2.32%	4.05%	4.60%	7.86%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%
Total return, lowest to highest***	2.98% to 3.91%	6.95% to 7.43%	12.86% to 13.31%	2.10% to 2.52%	7.73% to 8.23%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	36,982	26,528	6,539	6,922	37
Units issued	16,284	20,727	44,607	23,133	8,318
Units redeemed	(39,878)	(10,273)	(24,618)	(23,516)	(1,433)

Units, end of period	13,388	36,982	26,528	6,539	6,922

Unit value, end of period $	46.38	46.23	39.42	30.58	48.65
Assets, end of period $	620,895	1,709,553	1,045,820	199,933	336,768
Investment income ratio*	0.59%	1.54%	1.76%	0.93%	3.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.33%	17.26%	28.93%	(37.15%) to (25.73%)	5.19%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	144,037	65,078	186,446	260,998	212,749
Units issued	63,665	104,838	125,758	90,395	144,535
Units redeemed	(62,818)	(25,879)	(247,126)	(164,947)	(96,286)

Units, end of period	144,884	144,037	65,078	186,446	260,998

Unit value, end of period $	12.57 to 13.88	12.91 to 13.43	11.14 to 11.45	8.70 to 8.91	13.90 to 14.29
Assets, end of period $	1,910,839	1,899,563	729,447	1,649,478	3,702,220
Investment income ratio*	1.16%	1.73%	1.04%	1.61%	2.17%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.30% to 0.70%	0.35% to 0.65%	0.35% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	(0.62%) to 0.28%	16.37% to 16.84%	28.03% to 28.42%	(37.61%) to (37.42%)	4.44% to 4.86%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Ultra Short Term Bond Trust Series 0
Year Ended Dec. 31/11 (g)
Units, beginning of period	—
Units issued	26,551
Units redeemed	(14,985)

Units, end of period	11,566

Unit value, end of period $	10.00
Assets, end of period $	115,702
Investment income ratio*	1.32%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	0.09%

(g) Fund available in prior year but no activity.

Sub-Account
Ultra Short Term Bond Trust Series 1
Year Ended Dec. 31/11 (g)
Units, beginning of period	—
Units issued	2,802
Units redeemed	(101)

Units, end of period	2,701

Unit value, end of period $	9.91
Assets, end of period $	26,825
Investment income ratio*	2.05%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	(0.69%) to 0.12%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	55,968	32,844	55,369	17,927	149
Units issued	21,449	34,059	56,984	78,710	23,920
Units redeemed	(26,061)	(10,935)	(79,509)	(41,268)	(6,142)

Units, end of period	51,356	55,968	32,844	55,369	17,927

Unit value, end of period $	19.33	18.10	15.88	11.89	19.33
Assets, end of period $	992,929	1,013,201	521,594	658,222	346,525
Investment income ratio*	3.82%	3.58%	4.85%	2.83%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	6.80%	14.00%	33.58%	(38.50%) to (21.20%)	27.43%

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	77,427	79,013	249,807	225,244	131,267
Units issued	46,158	31,683	75,136	156,245	139,373
Units redeemed	(43,549)	(33,269)	(245,930)	(131,682)	(45,396)

Units, end of period	80,036	77,427	79,013	249,807	225,244

Unit value, end of period $	21.98 to 24.19	21.29 to 22.25	18.81 to 19.40	14.16 to 14.55	23.22 to 23.70
Assets, end of period $	1,829,855	1,668,754	1,494,713	3,594,971	5,302,683
Investment income ratio*	3.56%	2.52%	3.61%	3.24%	2.12%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	5.70% to 6.65%	13.18% to 13.69%	32.91% to 33.37%	(39.04%) to (38.83%)	26.57% to 26.95%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	38,056	52,511	35,076	34,210	—
Units issued	5,484	30,722	69,744	64,360	43,166
Units redeemed	(9,836)	(45,177)	(52,309)	(63,494)	(8,956)

Units, end of period	33,704	38,056	52,511	35,076	34,210

Unit value, end of period $	15.53	15.37	12.57	8.90	15.05
Assets, end of period $	523,460	585,025	659,988	312,241	514,782
Investment income ratio*	1.10%	1.12%	1.09%	0.84%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	1.03%	22.30%	41.19%	(40.84%) to (31.48%)	8.26%

(g) Fund available in prior year but no activity.

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Units, beginning of period	114,791	142,586	310,735	395,785	297,227
Units issued	38,553	64,708	287,392	134,441	322,269
Units redeemed	(40,019)	(92,503)	(455,541)	(219,491)	(223,711)

Units, end of period	113,325	114,791	142,586	310,735	395,785

Unit value, end of period $	27.35 to 32.56	30.06 to 31.60	24.88 to 25.68	17.74 to 18.24	30.09 to 30.95
Assets, end of period $	3,499,439	3,518,229	3,571,204	5,587,755	12,100,633
Investment income ratio*	1.04%	0.96%	1.29%	1.10%	1.37%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%
Total return, lowest to highest***	0.07% to 0.98%	21.36% to 21.97%	40.27% to 40.75%	(41.25%) to (41.05%)	7.46% to 7.89%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account N is incorporated by reference to post-effective amendment number 1, file number 333-152409, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 3, file number 333-157212, filed with the Commission in April 2012.

(d)(1) Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to pre-effective amendment number 2, file number 333-152409, filed with the Commission on November 12, 2008, form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010 and forms of Policy Endorsement dated 2010, incorporated by reference to post-effective amendment number 3, file number 333-152409, filed with the Commission on May 28, 2010.

(2) Specimen Accelerated Benefit Rider, incorporated by reference to pre-effective amendment number 2, file number
333-152409, filed with the Commission on November 12, 2008.

(3) Specimen Change of Life Insured Rider, incorporated by reference to pre-effective amendment number 2, file number
333-152409, filed with the Commission on November 12, 2008.

(4) Specimen Overloan Protection Rider, incorporated by reference to pre-effective amendment number 2, file number
333-152409, filed with the Commission on November 12, 2008.

(5) Specimen Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 2, file number 333-152409, filed with the Commission on November 12, 2008.

(e) Specimen policy application, incorporated by reference to pre-effective amendment number 2, file number 333-152409, filed with the Commission on November 12, 2008.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number
333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number
333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurnace Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g)(1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Optimum Re Insurance Company incorporated by reference to pre-effective amendment number 2 file number 333-152409, filed with the Commission on November 21, 2008.

(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Transamerica Financial Life Insurance Company, incorporated by reference to pre-effective amendment number 2 file number 333-152409, filed with the Commission on November 21, 2008.

(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Munich American Reassurance Company, incorporated by reference to pre-effective amendment number 2 file number 333-152409.

(4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152409, filed with the Commission on November 21, 2008.

(5) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hannover Life Reassurance Company of America, incorporated by reference to pre-effective amendment number 2, file number 333-152409, filed with the Commission on November 21, 2008.

(6) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Swiss Re Life & Health America Inc., incorporated by reference to pre-effective amendment number 2, file number 333-152409, filed with the Commission on November 21, 2008.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 3, file number 333-152409, filed with the Commission on November 21, 2008.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for James R. Boyle and Rex E. Schlaybaugh, Jr., are incorporated by reference to Registrant’s pre-effective amendment filed with the Commission on November 12, 2008.

(ii) Power of Attorney for Scott S. Hartz is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 27, 2009.

(iii) Powers of Attorney for James D. Gallagher and John G. Vrysen are incorporated by reference to Registrant’s post-effective amendment filed with the Commission in April 2010.

(iv) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number
333-157212, filed with the Commission in April 2011.

(v) Power of Attorney for Marianne Harrison is incorporated by reference to post-effective amendment number 3, file number
333-157212, filed with the Commission in April 2012.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President

Marianne Harrison
200 Berkeley Street
Boston, MA 02110	Director and Executive Vice President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Michael Doughty**
Steven Finch**
James D. Gallagher*

Name and Principal Business Address	Position with Depositor
Marianne Harrison**
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Peter Gordon**
Allan Hackney*	and Chief Information Officer
David Longfritz*
Gregory Mack†
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
Bob Carroll**
Joseph Catalano*
Brian Collins*
Art Creel*
John J. Danello*
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Terri Judge†††
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Cynthia Lacasse**
Denise Lang***
Robert Leach*
Soctt Lively*
Robert F. Lussky, Jr.*
Cheryl Mallett****
Nathaniel I. Margolis**
John Maynard*
Janis K. McDonough**

Name and Principal Business Address	Position with Depositor
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Scott Morin*
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries†††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor as of December 31, 2011 appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Clibury S.A. (Uruguay)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Co-Investor Manager, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers, LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds, LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Massachusetts)

John Hancock Life Insurance Company of New York (New York)

John Hancock Leasing Corporation (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Retirement Plan Services LLC (Massachusetts)

John Hancock Signature Services, Inc.(Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Asset Management Trust Company LLC (New Hampshire)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (New York)

PT Timber, Inc.(New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

The Berkeley Financial Group, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses

(including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager

Name	Title
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Joshua Cook **	General Counsel
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Alan Seghezzi**	Vice President, Investments
Christopher Walker***	Vice President, Investments
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 24th day of April, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2012.

Signatures	Title

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
James D. Gallagher

*	Director
Marianne Harrison

*	Director
Scott S. Hartz

*	Director
Rex E. Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet

*	Pursuant to Power of Attorney

SUPPLEMENT DATED APRIL 30, 2012

TO

PROSPECTUSES DATED APRIL 30, 2012 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 30, 2012 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Business Opportunity Value

M Capital Appreciation

M International Equity

M Large Cap Growth

VL M SUPP (4/2012)